UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-833-7113

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Balanced Index Strategy Fund had a total return of 10.29%. That compared to a 10.20% total return for its benchmark, the Balanced Composite Index, which is comprised of an equal weighting in the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2.

The AZL® Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% of its assets to the underlying bond index fund.

Stocks performed relative well during the 12-month period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. However, global risks remained in the backdrop throughout the year as uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the period. Domestic equity markets were more muted in the later part of the period as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%.

The Fund’s allocations to international and mid-cap stocks were the primary reasons for the Fund’s slight outperformance relative to its benchmark. International stocks, as represented by the MSCI EAFE Index, outperformed domestic stocks, returning 17.32%. The S&P 500, which represents large-cap stocks, returned 16.00%. Small- and mid-cap stocks, as measured by the S&P 600 and the S&P 400, returned 16.33% and 17.88%, respectively.* The Fund’s fixed income allocation performed relatively in line with the Barclays U.S. Aggregate Bond Index, which returned 4.22%.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

[4]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[5]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

			Since
	1	3	Inception
	Year	Year	(7/10/09)
AZL® Balanced Index Strategy Fund	10.29%	7.67%	10.75%
S&P 500 Index	16.00%	10.87%	17.40%
Barclays U.S. Aggregate Bond Index	4.22%	6.19%	6.15%
Balanced Composite Index	10.20%	9.01%	12.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Balanced Index Strategy Fund	0.73%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.09%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Balanced Index Strategy Fund	$1,000.00	$1,051.30	$0.46	0.09%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.68	$0.46	0.09%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	37.9%
International Equities	12.9%
Fixed Income	49.3%

Total Investment Securities	100.1%
Net other assets (liabilities)	(0.1)%

Net Assets	100.0%

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Affiliated Investment Companies (100.1%):
15,618,816	AZL Enhanced Bond Index Fund	$174,462,175
3,278,739	AZL International Index Fund	45,672,834
1,581,368	AZL Mid Cap Index Fund	27,310,233
9,324,606	AZL S&P 500 Index Fund, Class 2	92,313,602
1,282,927	AZL Small Cap Stock Index Fund	14,612,536

Total Affiliated Investment Companies (Cost $308,919,478)		354,371,380

Total Investment Securities (Cost $308,919,478)(a) — 100.1%		354,371,380
Net other assets (liabilities) — (0.1)%		(259,937)

Net Assets — 100.0%		$354,111,443

Percentages indicated are based on net assets as of December 31, 2012.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliates, at cost	$308,919,478

Investments in affiliates, at value	$354,371,380
Receivable for affiliated investments sold	706

Total Assets	354,372,086

Liabilities:
Cash overdraft	706
Payable for capital shares redeemed	221,454
Manager fees payable	14,948
Administration fees payable	7,597
Custodian fees payable	339
Administrative and compliance services fees payable	1,616
Other accrued liabilities	13,983

Total Liabilities	260,643

Net Assets	$354,111,443

Net Assets Consist of:
Capital	$301,547,810
Accumulated net investment income/(loss)	6,512,390
Accumulated net realized gains/(losses) from investment transactions	599,341
Net unrealized appreciation/(depreciation) on investments	45,451,902

Net Assets	$354,111,443

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,466,192
Net Asset Value (offering and redemption price per share)	$13.91

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from affiliates	$3,933,758

Total Investment Income	3,933,758

Expenses:
Manager fees	168,701
Administration fees	56,838
Custodian fees	1,431
Administrative and compliance services fees	9,493
Trustee fees	21,002
Professional fees	19,772
Shareholder reports	12,460
Other expenses	8,793

Total expenses	298,490

Net Investment Income/(Loss)	3,635,268

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	167,882
Net realized gains distributions from affiliated underlying funds	3,328,768
Change in unrealized appreciation/depreciation on investments	25,018,468

Net Realized/Unrealized Gains/(Losses) on Investments	28,515,118

Change in Net Assets Resulting From Operations	$32,150,386

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Statements of Changes in Net Assets

	AZL Balanced Index Strategy Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,635,268	$2,790,841
Net realized gains/(losses) on investment transactions	3,496,650	3,503,866
Change in unrealized appreciation/depreciation on investments	25,018,468	(895,558)

Change in net assets resulting from operations	32,150,386	5,399,149

Dividends to Shareholders:
From net investment income	(4,752,732)	(1,928,123)
From net realized gains on investments	(1,468,688)	—

Change in net assets resulting from dividends to shareholders	(6,221,420)	(1,928,123)

Capital Transactions:
Proceeds from shares issued	49,471,625	92,317,289
Proceeds from dividends reinvested	6,221,420	1,928,123
Value of shares redeemed	(25,684,783)	(18,933,793)

Change in net assets resulting from capital transactions	30,008,262	75,311,619

Change in net assets	55,937,228	78,782,645
Net Assets:
Beginning of period	298,174,215	219,391,570

End of period	$354,111,443	$298,174,215

Accumulated net investment income/(loss)	$6,512,390	$4,752,716

Share Transactions:
Shares issued	3,682,924	7,181,805
Dividends reinvested	453,456	154,869
Shares redeemed	(1,893,607)	(1,483,791)

Change in shares	2,242,773	5,852,883

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund*

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			July 10, 2009 to December 31, 2009 (a)
	2012	2011	2010
Net Asset Value, Beginning of Period	$12.84	$12.63	$11.43	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.10	0.06	—	(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.19	0.20	1.14	1.43

Total from Investment Activities	1.32	0.30	1.20	1.43

Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.09)	—	—
Net Realized Gains	(0.06)	—	—	—

Total Dividends	(0.25)	(0.09)	—	—

Net Asset Value, End of Period	$13.91	$12.84	$12.63	$11.43

Total Return(c)	10.29%	2.41%	10.50%	14.30	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$354,111	$298,174	$219,392	$137,067
Net Investment Income/(Loss)(e)	1.08%	1.10%	0.58%	(0.03)%
Expenses Before Reductions(e) (f)	0.09%	0.09%	0.10%	0.20%
Expenses Net of Reductions(e)	0.09%	0.09%	0.10%	0.20%
Portfolio Turnover Rate(g)	7%	6%	4%	50	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $5,066 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$354,371,380	$—	$354,371,380

Total Investment Securities	$354,371,380	$—	$354,371,380

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Balanced Index Strategy Fund	$54,363,782	$24,116,896

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $309,407,559. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$44,963,821
Unrealized depreciation	—

Net unrealized appreciation	$44,963,821

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$4,752,732	$1,468,688	$6,221,420

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$1,928,123	$—	$1,928,123

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Balanced Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Balanced Index Strategy Fund	$6,512,391	$1,087,421	$44,963,821	$52,563,633

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

13

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 22.29% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $1,468,688.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.06	$0.00

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed

16

by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds.

17

Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to

18

consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL FusionSM Balanced Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL FusionSM Balanced Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL FusionSM Balanced Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL FusionSM Balanced Fund returned 11.39%. That compared to a 10.20% total return for its benchmark, the Balanced Composite Index, which is comprised of equal weightings in the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2.

The AZL FusionSM Balanced Fund is a fund of fund that generates broad diversification by investing in 30 underlying funds as of year-end. The Fund typically holds between 40% and 60% of its assets in equity funds and between 40% and 60% in fixed income funds. The Fund also invests in non-traditional asset classes such as commodities.*

Stocks performed well for the 12-month period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. However, global risks remained in the backdrop throughout the year as uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the year. Domestic equity markets were more muted in the later part of the year as the focus turned to the U.S. elections and the “fiscal cliff” budget negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. As a result, the S&P 500 gained 16.00% for the year, while international equities rallied 17.32%, as measured by the MSCI EAFE Index3. In this environment, the Fund’s equity exposure boosted its absolute performance.*

Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%. The Barclays U.S. Aggregate Bond Index gained 4.22% during the year. Despite unresolved questions surrounding the U.S. economic recovery and ongoing strains in the eurozone, high-yield bonds outperformed in 2012, returning 15.81% as measured by the Barclays U.S. Corporate High-Yield Bond Index4. Treasury inflation-protected securities (TIPS) gained 6.98%, as measured by the Barclays U.S. Treasury Inflation Protected Securities Index5.

A select number of underlying funds that lagged their stated benchmarks, most notably in small- and mid-cap holdings hurt the Fund’s relative performance. The Fund had a small allocation to derivatives as part of a strategy to reduce potential volatility. While this strategy performed as expected, it dragged slightly on relative performance given the general rising market environment during the period. The Fund also experienced underperformance within key large-cap value holdings.*

The Fund outperformed its composite benchmark for the year due both to its diversified asset allocation approach and outperformance from several of its underlying holdings. Positive performance from the Fund’s allocation to high-yield bonds and TIPS securities along with international equities, emerging market equities, and global real estate proved beneficial to the Fund’s relative performance. Additionally, outperformance from key underlying funds relative to their individual stated benchmarks was a positive contributor to the Fund’s relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]

The Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Investors cannot invest directly in an index.

1

AZL FusionSM Balanced Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)
AZL FusionSM Balanced Fund	11.39%	7.03%	2.42%	4.66%
S&P 500 Index	16.00%	10.87%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index	4.22%	6.19%	5.95%	5.55%
Balanced Composite Index	10.20%	9.01%	4.47%	5.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL FusionSM Balanced Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to voluntarily decrease the management fee to 0.17% on all assets through April 30, 2013. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.28%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fusion Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Balanced Fund	$1,000.00	$1,057.80	$0.93	0.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Balanced Fund	$1,000.00	$1,024.23	$0.92	0.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
International Equities	15.2%
Domestic Equities	34.5%
Fixed Income	49.4%

Total Investment Securities	99.1%
Net other assets (liabilities)	0.9%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Affiliated Investment Companies (99.1%):
813,274	AZL Allianz AGIC Opportunity Fund	$10,035,797
1,772,122	AZL BlackRock Capital Appreciation Fund	25,323,618
1,161,773	AZL Columbia Mid Cap Value Fund	10,270,077
981,557	AZL Columbia Small Cap Value Fund	10,816,756
1,380,347	AZL Dreyfus Research Growth Fund	15,031,978
556,242	AZL Federated Clover Small Value Fund	10,090,223
1,841,362	AZL Gateway Fund	19,941,953
2,284,833	AZL International Index Fund	31,827,717
2,157,542	AZL Invesco Growth and Income Fund	25,264,815
1,983,019	AZL Invesco International Equity Fund	31,470,511
2,679,147	AZL JPMorgan International Opportunities Fund	42,464,478
3,786,667	AZL JPMorgan U.S. Equity Fund	40,593,075
1,243,674	AZL MFS Investors Trust Fund	20,259,452
3,426,103	AZL MFS Value Fund	30,766,409
594,362	AZL Mid Cap Index Fund	10,264,640
1,616,152	AZL Morgan Stanley Global Real Estate Fund	16,145,357
740,075	AZL Morgan Stanley Mid Cap Growth Fund	10,161,227
1,822,363	AZL NFJ International Value Fund	21,394,539

Shares		Fair Value
Affiliated Investment Companies, continued
1,337,334	AZL Oppenheimer Discovery Fund	$14,630,433
9,950,139	AZL Pyramis Core Bond Fund	100,098,403
2,396,048	AZL Russell 1000 Growth Index Fund	30,262,082
4,328,942	AZL Russell 1000 Value Index Fund	51,254,668
1,351,806	AZL Schroder Emerging Markets Equity Fund, Class 2	10,854,999
1,454,131	NFJ Dividend Value Portfolio	14,948,467
3,000,509	PIMCO PVIT Global Advantage Strategy Bond Portfolio	30,755,218
3,859,766	PIMCO PVIT High Yield Portfolio	31,109,712
4,694,529	PIMCO PVIT Low Duration Portfolio	50,607,026
3,540,542	PIMCO PVIT Real Return Portfolio	50,452,724
17,391,857	PIMCO PVIT Total Return Portfolio	200,875,943
3,880,600	PIMCO PVIT Unconstrained Bond Portfolio	40,591,076

Total Affiliated Investment Companies (Cost $890,486,296)		1,008,563,373

Total Investment Securities (Cost $890,486,296)(a) — 99.1%		1,008,563,373
Net other assets (liabilities) — 0.9%		9,330,045

Net Assets — 100.0%		$1,017,893,418

Percentages indicated are based on net assets as of December 31, 2012.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $9,870,280 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Short	3/15/13	(587)	$(41,679,935)	$148,234

Total					$148,234

See accompanying notes to the financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliates, at cost	$890,486,296

Investments in affiliates, at value	$1,008,563,373
Segregated cash for collateral	9,870,280
Receivable for capital shares issued	1,015
Receivable for affiliated investments sold	394,360
Receivable for variation margin on futures contracts	26,257

Total Assets	1,018,855,285

Liabilities:
Cash overdraft	394,360
Payable for capital shares redeemed	374,615
Payable for variation margin on futures contracts	5,017
Manager fees payable	129,117
Administration fees payable	8,485
Custodian fees payable	519
Administrative and compliance services fees payable	5,303
Other accrued liabilities	44,451

Total Liabilities	961,867

Net Assets	$1,017,893,418

Net Assets Consist of:
Capital	$914,421,041
Accumulated net investment income/(loss)	20,989,649
Accumulated net realized gains/(losses) from investment transactions	(35,742,583)
Net unrealized appreciation/(depreciation) on investments	118,225,311

Net Assets	$1,017,893,418

Shares of beneficial interest (unlimited number of shares authorized, no par value)	88,332,205
Net Asset Value (offering and redemption price per share)	$11.52

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from affiliates	$16,422,876

Total Investment Income	16,422,876

Expenses:
Manager fees	1,976,374
Administration fees	64,184
Custodian fees	2,034
Administrative and compliance services fees	28,254
Trustee fees	62,750
Professional fees	59,221
Shareholder reports	31,531
Other expenses	28,033

Total expenses before reductions	2,252,381
Less expenses voluntarily waived/reimbursed by the Manager	(494,084)

Net expenses	1,758,297

Net Investment Income/(Loss)	14,664,579

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	4,326,942
Net realized gains distributions from affiliated underlying funds	11,782,597
Net realized gains/(losses) on futures contracts	(307,853)
Change in unrealized appreciation/depreciation on investments	75,139,963

Net Realized/Unrealized Gains/(Losses) on Investments	90,941,649

Change in Net Assets Resulting From Operations	$105,606,228

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Statements of Changes in Net Assets

	AZL Fusion Balanced Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$14,664,579	$16,234,734
Net realized gains/(losses) on investment transactions	15,801,686	17,698,948
Change in unrealized appreciation/depreciation on investments	75,139,963	(43,014,603)

Change in net assets resulting from operations	105,606,228	(9,080,921)

Dividends to Shareholders:
From net investment income	(19,925,023)	(21,713,322)

Change in net assets resulting from dividends to shareholders	(19,925,023)	(21,713,322)

Capital Transactions:
Proceeds from shares issued	63,708,943	155,707,296
Proceeds from dividends reinvested	19,925,023	21,713,322
Value of shares redeemed	(61,091,172)	(55,149,589)

Change in net assets resulting from capital transactions	22,542,794	122,271,029

Change in net assets	108,223,999	91,476,786
Net Assets:
Beginning of period	909,669,419	818,192,633

End of period	$1,017,893,418	$909,669,419

Accumulated net investment income/(loss)	$20,989,649	$19,924,956

Share Transactions:
Shares issued	5,766,174	14,312,890
Dividends reinvested	1,763,276	2,081,814
Shares redeemed	(5,449,277)	(5,100,267)

Change in shares	2,080,173	11,294,437

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund*

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.55	$10.92	$10.10	$8.35	$12.16

Investment Activities:
Net Investment Income/(Loss)	0.17	0.17	0.10	0.12	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	1.03	(0.27)	1.00	2.09	(3.43)

Total from Investment Activities	1.20	(0.10)	1.10	2.21	(3.23)

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.27)	(0.28)	(0.18)	(0.25)
Net Realized Gains	—	—	—	(0.28)	(0.33)

Total Dividends	(0.23)	(0.27)	(0.28)	(0.46)	(0.58)

Net Asset Value, End of Period	$11.52	$10.55	$10.92	$10.10	$8.35

Total Return(a)	11.39%	(0.90)%	11.07%	26.71%	(27.44)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$1,017,893	$909,669	$818,193	$583,489	$299,155
Net Investment Income/(Loss)	1.48%	1.85%	1.75%	2.65%	2.37%
Expenses Before Reductions(b)	0.23%	0.23%	0.24%	0.25%	0.25%
Expenses Net of Reductions	0.18%	0.18%	0.19%	0.20%	0.25%
Portfolio Turnover Rate	32%	20%	34%	37%	62%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Fusion Balanced Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Notes to the Financial Statements, continued

December 31, 2012

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $41.7 million as of December 31, 2012. The monthly average notional amount for these contracts was $3.5 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$148,234	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$(307,853)	$148,234

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Fusion Balanced Fund	0.20%	0.30%

*	The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to voluntarily decrease the management fee to 0.17% on all assets through April 30, 2013. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $14,977 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Notes to the Financial Statements, continued

December 31, 2012

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$1,008,563,373	$—	$1,008,563,373

Total Investment Securities	1,008,563,373	—	1,008,563,373

Other Financial Instruments:*
Futures Contracts	148,234	—	148,234

Total Investments	$1,008,711,607	$—	$1,008,711,607

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Fusion Balanced Fund	$334,937,694	$312,298,794

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $905,560,096. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$104,798,328
Unrealized depreciation	(1,795,051)

Net unrealized appreciation	$103,003,277

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund

Notes to the Financial Statements, continued

December 31, 2012

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Fusion Balanced Fund	$20,520,548

During the year ended December 31, 2012, the Fund utilized $9,891,273 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Balanced Fund	$19,925,023	$—	$19,925,023

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Balanced Fund	$21,713,322	$—	$21,713,322

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Fusion Balanced Fund	$20,989,648	$(20,520,548)	$103,003,277	$103,472,377

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

At a Board meeting on December 5, 2012, the Trustees approved a reorganization whereby, subject to shareholder approval, the AZL Fusion Balanced Fund will acquire the assets and liabilities of the AZL MVP Fusion Balanced Fund. If approved by the shareholders, the reorganization is expected to be completed on or about April 26, 2013.

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Fusion Balanced Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 8.93% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.05	$0.00

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular

17

meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

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(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

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Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

21

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.
(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL FusionSM Conservative Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL FusionSM Conservative Fund Review (unaudited)

Allianz Investment Management LLC serves as Manager for the AZL FusionSM Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL FusionSM Conservative Fund returned 11.27%. That compared to an 8.42% total return for its benchmark, the Conservative Composite Index, which is comprised of a 35% weighting in the S&P 500 Index1 and a 65% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL FusionSM Conservative Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 27 funds at year-end. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed income funds.*

Stocks performed well during the 12-month period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. Nevertheless, global risks remained in the backdrop throughout the year as uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the year. Domestic equity markets were more muted in the later part of the year as the focus turned to the U.S. elections and the “fiscal cliff” budget negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. As a result, the S&P 500 gained 16.00% for the year, while international equities rallied 17.32%, as measured by the MSCI EAFE Index3. In this environment, the Fund’s equity exposure boosted its absolute performance.*

Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%. The Barclays U.S. Aggregate Bond Index gained 4.22% during the year. Despite unresolved questions surrounding the U.S. economic recovery and ongoing strains in the eurozone, high-yield bonds outperformed in 2012, returning 15.81% as measured by the Barclays U.S. Corporate High-Yield Bond Index4. Treasury inflation-protected securities (TIPS) gained 6.98%, as measured by the Barclays U.S. Treasury Inflation Protected Securities Index5.

A select number of underlying funds that lagged their stated benchmarks, most notably in small- and mid-cap holdings hurt the Fund’s relative performance. The Fund also experienced underperformance within key large-cap value holdings.*

The Fund outperformed its composite benchmark in 2012 due to both its diversified asset allocation approach and outperformance from several of its underlying holdings. Positive performance from the Fund’s allocation to high-yield bonds and TIPS, along with international equities and global real estate, proved beneficial to the Fund’s relative performance. Additionally, outperformance from key underlying funds relative to their individual stated benchmarks was a positive contributor to the Fund’s relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]

The Barclays U.S Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Investors cannot invest directly in an index.

1

AZL FusionSM Conservative Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

			Since
	1	3	Inception
	Year	Year	(10/23/09)
AZL FusionSM Conservative Fund	11.27%	7.51%	7.65%
S&P 500 Index	16.00%	10.87%	11.47%
Barclays U.S. Aggregate Bond Index	4.22%	6.19%	5.89%
Conservative Composite Index	8.42%	8.26%	8.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL FusionSM Conservative Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager has voluntarily reduced the management fee to 0.15%. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.35% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.26%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Conservative Composite Index”), which is comprised of 35% of the Standard & Poor’s 500 Index (“S&P 500”) and 65% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fusion Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Conservative Fund	$1,000.00	$1,053.60	$1.03	0.20%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Conservative Fund	$1,000.00	$1,024.13	$1.02	0.20%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
International Equities	7.2%
Domestic Equities	28.2%
Fixed Income	64.6%
Unaffiliated Investment Company	0.1%

Total Investment Securities	100.1%
Net other assets (liabilities)	(0.1)%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Affiliated Investment Companies (100.0%):
214,084	AZL Allianz AGIC Opportunity Fund	$2,641,800
357,731	AZL BlackRock Capital Appreciation Fund	5,111,972
295,831	AZL Columbia Mid Cap Value Fund	2,615,147
359,264	AZL Columbia Small Cap Value Fund	3,959,092
236,841	AZL Dreyfus Research Growth Fund	2,579,199
347,389	AZL Gateway Fund	3,762,218
376,815	AZL International Index Fund	5,249,027
549,892	AZL Invesco Growth and Income Fund	6,439,235
326,705	AZL Invesco International Equity Fund	5,184,803
332,880	AZL JPMorgan International Opportunities Fund	5,276,148
719,409	AZL JPMorgan U.S. Equity Fund	7,712,062
158,463	AZL MFS Investors Trust Fund	2,581,360
858,967	AZL MFS Value Fund	7,713,525
151,940	AZL Mid Cap Index Fund	2,623,998
264,517	AZL Morgan Stanley Global Real Estate Fund	2,642,528
189,681	AZL Morgan Stanley Mid Cap Growth Fund	2,604,318
234,581	AZL Oppenheimer Discovery Fund	2,566,313
3,227,425	AZL Pyramis Core Bond Fund	32,467,894

Shares		Fair Value
Affiliated Investment Companies, continued
404,738	AZL Russell 1000 Growth Index Fund	$5,111,838
871,026	AZL Russell 1000 Value Index Fund	10,312,950
376,387	NFJ Dividend Value Portfolio	3,869,259
735,003	PIMCO PVIT Global Advantage Strategy Bond Portfolio	7,533,779
1,263,272	PIMCO PVIT High Yield Portfolio	10,181,974
1,852,282	PIMCO PVIT Low Duration Portfolio	19,967,596
1,217,843	PIMCO PVIT Real Return Portfolio	17,354,269
5,440,753	PIMCO PVIT Total Return Portfolio	62,840,694
1,193,943	PIMCO PVIT Unconstrained Bond Portfolio	12,488,644

Total Affiliated Investment Companies (Cost $240,383,312)		253,391,642

Unaffiliated Investment Company (0.1%):
241,963	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00%(a)	241,963

Total Unaffiliated Investment Company (Cost $241,963)		241,963

Total Investment Securities (Cost $240,625,275)(b) — 100.1%		253,633,605
Net other assets (liabilities) — (0.1)%		(309,059)

Net Assets — 100.0%		$253,324,546

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$241,963
Investments in affiliates, at cost	240,383,312

Total investment securities, at cost	$240,625,275

Investments in non-affiliates, at value	$241,963
Investments in affiliates, at value	253,391,642

Total investment securities, at value	253,633,605

Total Assets	253,633,605

Liabilities:
Payable for affiliated investments purchased	241,964
Payable for capital shares redeemed	18,100
Manager fees payable	31,940
Administration fees payable	7,272
Custodian fees payable	433
Administrative and compliance services fees payable	1,054
Other accrued liabilities	8,296

Total Liabilities	309,059

Net Assets	$253,324,546

Net Assets Consist of:
Capital	$232,901,083
Accumulated net investment income/(loss)	5,617,216
Accumulated net realized gains/(losses) from investment transactions	1,797,917
Net unrealized appreciation/(depreciation) on investments	13,008,330

Net Assets	$253,324,546

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,126,119
Net Asset Value (offering and redemption price per share)	$11.99

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from affiliates	$4,078,186

Total Investment Income	4,078,186

Expenses:
Manager fees	441,955
Administration fees	55,725
Custodian fees	2,174
Administrative and compliance services fees	6,412
Trustee fees	14,113
Professional fees	13,751
Shareholder reports	7,210
Other expenses	5,873

Total expenses before reductions	547,213
Less expenses voluntarily waived/reimbursed by the Manager	(110,487)

Net expenses	436,726

Net Investment Income/(Loss)	3,641,460

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	1,731,878
Net realized gains distributions from affiliated underlying funds	2,399,203
Change in unrealized appreciation/depreciation on investments	15,280,951

Net Realized/Unrealized Gains/(Losses) on Investments	19,412,032

Change in Net Assets Resulting From Operations	$23,053,492

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Statements of Changes in Net Assets

	AZL Fusion Conservative Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,641,460	$2,958,106
Net realized gains/(losses) on investment transactions	4,131,081	2,776,152
Change in unrealized appreciation/depreciation on investments	15,280,951	(5,755,339)

Change in net assets resulting from operations	23,053,492	(21,081)

Dividends to Shareholders:
From net investment income	(3,864,223)	(2,436,350)
From net realized gains on investments	(1,987,684)	(514,447)

Change in net assets resulting from dividends to shareholders	(5,851,907)	(2,950,797)

Capital Transactions:
Proceeds from shares issued	66,559,086	111,451,923
Proceeds from dividends reinvested	5,851,907	2,950,797
Value of shares redeemed	(24,478,860)	(12,946,843)

Change in net assets resulting from capital transactions	47,932,133	101,455,877

Change in net assets	65,133,718	98,483,999
Net Assets:
Beginning of period	188,190,828	89,706,829

End of period	$253,324,546	$188,190,828

Accumulated net investment income/(loss)	$5,617,216	$3,864,212

Share Transactions:
Shares issued	5,696,767	9,875,293
Dividends reinvested	496,345	270,467
Shares redeemed	(2,092,692)	(1,144,440)

Change in shares	4,100,420	9,001,320

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund*

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			October 23, 2009 to December 31, 2009(a)
	2012	2011	2010
Net Asset Value, Beginning of Period	$11.05	$11.18	$10.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14	0.04	0.13	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	1.10	0.03	0.97	0.16

Total from Investment Activities	1.24	0.07	1.10	0.18

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.17)	— (b)	(0.10)
Net Realized Gains	(0.10)	(0.03)	— (b)	—

Total Dividends	(0.30)	(0.20)	— (b)	(0.10)

Net Asset Value, End of Period	$11.99	$11.05	$11.18	$10.08

Total Return(c)	11.27%	0.64%	10.96%	1.81	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$253,325	$188,191	$89,707	$5,998
Net Investment Income/(Loss)(e)	1.65%	2.12%	2.04%	2.36%
Expenses Before Reductions(e) (f)	0.25%	0.28%	0.34%	2.56%
Expenses Net of Reductions(e)	0.20%	0.23%	0.26%	0.35%
Portfolio Turnover Rate(g)	36%	19%	34%	53	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Fusion Conservative Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Notes to the Financial Statements, continued

December 31, 2012

Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Fusion Conservative Fund	0.20%	0.35%

*	The Manager voluntarily reduced the management fee to 0.15%. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Notes to the Financial Statements, continued

December 31, 2012

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $3,267 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$253,391,642	$—	$253,391,642
Unaffiliated Investment Company	241,963	—	241,963

Total Investment Securities	$253,633,605	$—	$253,633,605

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Fusion Conservative Fund	$128,264,889	$80,243,334

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $241,475,151. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,163,417
Unrealized depreciation	(4,963)

Net unrealized depreciation	$12,158,454

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Conservative Fund	$4,166,111	$1,685,796	$5,851,907

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Conservative Fund	$2,687,716	$263,081	$2,950,797

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Conservative Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Fusion Conservative Fund	$5,683,642	$2,581,367	$12,158,454	$20,423,463

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Fusion Conservative Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

13

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 6.72% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $1,685,796.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $301,889.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.02	$0.00

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive

16

information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least

17

12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL FusionSM Growth Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1
Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL FusionSM Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL FusionSM Growth Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL FusionSM Growth Fund returned 13.29%. That compared to a 13.70% total return for its benchmark, the Growth Composite Index, which is comprised of an 80% weighting in the S&P 500 Index1 and a 20% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL FusionSM Growth Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Fund typically holds between 70% and 90% of its assets in equity funds and 10% to 30% of its assets in fixed income funds.*

Stocks performed well during the 12-month period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. However, the debt crisis in the European Union and questions about the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the year. Domestic equity markets were more muted in the later part of the year as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. As a result, the S&P 500 gained 16.00% for the year, while international equities rallied 17.32%, as measured by the MSCI EAFE Index3. In this environment, the Fund’s equity exposure boosted its absolute performance.

Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%. The Barclays U.S. Aggregate Bond Index gained 4.22% during the year. Despite unresolved questions surrounding the U.S. economic recovery and ongoing strains in the eurozone, high-yield bonds outperformed in 2012, returning 15.81% as measured by the Barclays U.S. Corporate High-Yield Bond Index4. Treasury inflation protected securities (TIPS) gained 6.98%, as measured by the Barclays U.S. Treasury Inflation Protected Securities Index5.

A select number of underlying funds that lagged their stated benchmarks, most notably in small- and mid-cap holdings hurt the Fund’s relative performance. The Fund had a small allocation to derivatives as part of a strategy to reduce potential volatility. While this strategy performed as expected, it dragged slightly on relative performance given the general rising market environment during the period. The Fund also experienced underperformance within key large-cap value holdings.*

The Fund’s diversified asset allocation approach— combined with outperformance from several of its underlying holdings—helped the Fund’s performance relative to its benchmark. Positive performance from international equities, emerging market equities, and global real estate proved beneficial. The Fund’s allocation to high-yield bonds and TIPS also aided the Fund’s relative results.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]

The Barclays U.S Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Investors cannot invest directly in an index.

1

AZL FusionSM Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)
AZL FusionSM Growth Fund	13.29%	6.92%	–0.27%	3.61%
S&P 500 Index	16.00%	10.87%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index	4.22%	6.19%	5.95%	5.55%
Growth Composite Index	13.70%	10.25%	2.95%	5.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL FusionSM Growth Fund	1.22%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to voluntarily decrease the management fee to 0.17% on all assets through April 30, 2013. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.23%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index the (“Growth Composite Index”), which is comprised of 80% of the Standard & Poor’s 500 Index (“S&P 500”) and 20% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fusion Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Growth Fund	$1,000.00	$1,073.10	$0.94	0.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Growth Fund	$1,000.00	$1,024.23	$0.92	0.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
International Equities	30.1%
Domestic Equities	48.8%
Fixed Income	19.7%

Total Investment Securities	98.6%
Net other assets (liabilities)	1.4%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Affiliated Investment Companies (98.6%):
677,334	AZL Allianz AGIC Opportunity Fund	$8,358,301
2,295,918	AZL BlackRock Capital Appreciation Fund	32,808,672
1,881,198	AZL Columbia Mid Cap Value Fund	16,629,787
1,155,834	AZL Columbia Small Cap Value Fund	12,737,287
2,249,983	AZL Dreyfus Research Growth Fund	24,502,316
456,398	AZL Federated Clover Small Value Fund	8,279,052
2,237,491	AZL Gateway Fund	24,232,030
3,636,073	AZL International Index Fund	50,650,492
2,446,985	AZL Invesco Growth and Income Fund	28,654,189
3,680,622	AZL Invesco International Equity Fund	58,411,477
4,274,441	AZL JPMorgan International Opportunities Fund	67,749,892
4,605,253	AZL JPMorgan U.S. Equity Fund	49,368,312
1,510,291	AZL MFS Investors Trust Fund	24,602,633
3,646,153	AZL MFS Value Fund	32,742,455
475,284	AZL Mid Cap Index Fund	8,208,159
2,566,335	AZL Morgan Stanley Global Real Estate Fund	25,637,683
1,207,719	AZL Morgan Stanley Mid Cap Growth Fund	16,581,979

Shares		Fair Value
Affiliated Investment Companies, continued
2,884,254	AZL NFJ International Value Fund	$33,861,145
1,498,990	AZL Oppenheimer Discovery Fund	16,398,954
3,198,558	AZL Pyramis Core Bond Fund	32,177,496
2,394,461	AZL Russell 1000 Growth Index Fund	30,242,040
3,983,746	AZL Russell 1000 Value Index Fund	47,167,558
1,615,673	AZL Schroder Emerging Markets Equity Fund, Class 2	12,973,858
1,983,678	NFJ Dividend Value Portfolio	20,392,207
2,389,709	PIMCO PVIT Global Advantage Strategy Bond Portfolio	24,494,515
1,041,906	PIMCO PVIT High Yield Portfolio	8,397,765
1,691,694	PIMCO PVIT Real Return Portfolio	24,106,644
4,911,017	PIMCO PVIT Total Return Portfolio	56,722,252
1,563,752	PIMCO PVIT Unconstrained Bond Portfolio	16,356,850

Total Affiliated Investment Companies (Cost $689,866,662)		813,446,000

Total Investment Securities (Cost $689,866,662)(a) — 98.6%		813,446,000
Net other assets (liabilities) — 1.4%		11,675,732

Net Assets — 100.0%		$825,121,732

Percentages indicated are based on net assets as of December 31, 2012.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $12,114,115 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Short	3/15/13	(716)	$(50,839,580)	$185,316

Total					$185,316

See accompanying notes to the financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliates, at cost	$689,866,662

Investments in affiliates, at value	$813,446,000
Segregated cash for collateral	12,114,115
Receivable for capital shares issued	26,509
Receivable for affiliated investments sold	39,074
Receivable for variation margin on futures contracts	29,900

Total Assets	825,655,598

Liabilities:
Cash overdraft	39,074
Payable for capital shares redeemed	336,020
Payable for variation margin on futures contracts	4,913
Manager fees payable	103,966
Administration fees payable	8,407
Custodian fees payable	533
Administrative and compliance services fees payable	4,284
Other accrued liabilities	36,669

Total Liabilities	533,866

Net Assets	$825,121,732

Net Assets Consist of:
Capital	$922,989,882
Accumulated net investment income/(loss)	11,573,307
Accumulated net realized gains/(losses) from investment transactions	(233,206,111)
Net unrealized appreciation/(depreciation) on investments	123,764,654

Net Assets	$825,121,732

Shares of beneficial interest (unlimited number of shares authorized, no par value)	77,746,818
Net Asset Value (offering and redemption price per share)	$10.61

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from affiliates	$10,436,341

Total Investment Income	10,436,341

Expenses:
Manager fees	1,564,029
Administration fees	61,599
Custodian fees	1,958
Administrative and compliance services fees	21,748
Trustee fees	48,647
Professional fees	45,875
Shareholder reports	26,248
Other expenses	21,720

Total expenses before reductions	1,791,824
Less expenses voluntarily waived/reimbursed by the Manager	(391,000)

Net expenses	1,400,824

Net Investment Income/(Loss)	9,035,517

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(3,359,782)
Net realized gains distributions from affiliated underlying funds	9,955,071
Net realized gains/(losses) on futures contracts	(377,539)
Change in unrealized appreciation/depreciation on investments	80,841,337

Net Realized/Unrealized Gains/(Losses) on Investments	87,059,087

Change in Net Assets Resulting From Operations	$96,094,604

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Statements of Changes in Net Assets

	AZL Fusion Growth Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,035,517	$10,785,728
Net realized gains/(losses) on investment transactions	6,217,750	35,062,899
Change in unrealized appreciation/depreciation on investments	80,841,337	(80,552,547)

Change in net assets resulting from operations	96,094,604	(34,703,920)

Dividends to Shareholders:
From net investment income	(12,259,264)	(14,540,127)

Change in net assets resulting from dividends to shareholders	(12,259,264)	(14,540,127)

Capital Transactions:
Proceeds from shares issued	57,974,556	35,937,613
Proceeds from dividends reinvested	12,259,264	14,540,127
Value of shares redeemed	(56,132,283)	(139,034,391)

Change in net assets resulting from capital transactions	14,101,537	(88,556,651)

Change in net assets	97,936,877	(137,800,698)
Net Assets:
Beginning of period	727,184,855	864,985,553

End of period	$825,121,732	$727,184,855

Accumulated net investment income/(loss)	$11,573,307	$12,259,198

Share Transactions:
Shares issued	5,695,090	3,557,250
Dividends reinvested	1,184,470	1,550,120
Shares redeemed	(5,578,784)	(13,890,329)

Change in shares	1,300,776	(8,782,959)

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund*

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.51	$10.15	$9.15	$7.36	$12.94

Investment Activities:
Net Investment Income/(Loss)	0.12	0.16	0.12	0.11	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.14	(0.61)	1.05	2.20	(4.94)

Total from Investment Activities	1.26	(0.45)	1.17	2.31	(4.82)

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.19)	(0.17)	(0.18)	(0.16)
Net Realized Gains	—	—	—	(0.34)	(0.60)

Total Dividends	(0.16)	(0.19)	(0.17)	(0.52)	(0.76)

Net Asset Value, End of Period	$10.61	$9.51	$10.15	$9.15	$7.36

Total Return(a)	13.29%	(4.43)%	12.90%	31.84%	(38.77)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$825,122	$727,185	$864,986	$825,266	$632,430
Net Investment Income/(Loss)	1.16%	1.32%	1.16%	1.39%	1.15%
Expenses Before Reductions(b)	0.23%	0.23%	0.24%	0.25%	0.24%
Expenses Net of Reductions	0.18%	0.18%	0.19%	0.20%	0.24%
Portfolio Turnover Rate	25%	24%	48%	53%	62%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Fusion Growth Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $50.8 million as of December 31, 2012. The monthly average notional amount for these contracts was $4.3 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$185,316	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$(377,539)	$185,316

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Fusion Growth Fund	0.20%	0.30%

*	The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to voluntarily decrease the management fee to 0.17% on all assets through April 30, 2013. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $11,877 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$813,446,000	$—	$813,446,000

Total Investment Securities	$813,446,000	$—	$813,446,000

Other Financial Instruments:*
Futures Contracts	185,316	—	185,316

Total Investments	$813,631,316	$—	$813,631,316

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Fusion Growth Fund	$203,346,518	$194,629,036

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $735,777,931. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$83,118,905
Unrealized depreciation	(5,450,836)

Net unrealized appreciation	$77,668,069

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Fusion Growth Fund	$182,231,767

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Fusion Growth Fund	$2,881,676	$1,996,084	$4,877,760

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Growth Fund	$12,259,264	$—	$12,259,264

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Growth Fund	$14,540,127	$—	$14,540,127

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Fusion Growth Fund	$11,573,308	$(187,109,527)	$77,668,069	$(97,868,150)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Fusion Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 18.51% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.09	$0.01

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s

17

investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing

18

decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL FusionSM Moderate Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL FusionSM Moderate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL FusionSM Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL FusionSM Moderate Fund returned 12.53%. That compared to a 11.96% total return for its benchmark, the Moderate Composite Index, which is comprised of a 65% weighting in the S&P 500 Index1 and a 35% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL FusionSM Moderate Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Fund typically holds between 55% and 75% of its assets in equity funds and 25% to 45% of its assets in fixed income funds.*

Stocks performed well during the 12-month period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. Although, global risks remained in the backdrop throughout the year as uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the year. Domestic equity markets were more muted in the later part of the year as the focus turned to the U.S. elections and the “fiscal cliff” budget negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. As a result, the S&P 500 gained 16.00% for the year, while international equities rallied 17.32%, as measured by the MSCI EAFE Index3. In this environment, the Fund’s equity exposure boosted its absolute performance.*

Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%. The Barclays U.S. Aggregate Bond Index gained 4.22% during the year. Despite unresolved questions surrounding the U.S. economic recovery and ongoing strains in the eurozone, high-yield bonds outperformed in 2012, returning 15.81% as measured by the Barclays U.S. Corporate High-Yield Bond Index4. Treasury inflation-protected securities (TIPS) gained 6.98%, as measured by the Barclays U.S. Treasury Inflation Protected Securities Index5.

A select number of underlying funds that lagged their stated benchmarks, most notably in small- and mid-cap holdings hurt the Fund’s relative performance.

The Fund had a small allocation to derivatives as part of a strategy to reduce potential volatility. While this strategy performed as expected, it dragged slightly on relative performance given the general rising market environment during the period. The Fund also experienced underperformance within key large-cap value holdings.*

The Fund outperformed its composite benchmark in 2012 due to both its diversified asset allocation approach and outperformance from several of its underlying holdings. Positive performance from the Fund’s allocation to international equities, emerging market equities and global real estate proved beneficial to the Fund’s relative performance. The Fund’s allocation to high-yield bonds and TIPS also aided the Fund’s relative results. In addition, outperformance from key underlying funds relative to their individual stated benchmarks was a positive contributor to the Fund’s relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]

The Barclays U.S Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Investors cannot invest directly in an index.

1

AZL FusionSM Moderate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)
AZL FusionSM Moderate Fund	12.53%	6.90%	1.24%	4.17%
S&P 500 Index	16.00%	10.87%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index	4.22%	6.19%	5.95%	5.55%
Moderate Composite Index	11.96%	9.68%	3.77%	5.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL FusionSM Moderate Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to voluntarily decrease the management fee to 0.17% on all assets through April 30, 2013. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index the (“Moderate Composite Index”), which is comprised of 65% of the Standard & Poor’s 500 Index (“S&P 500”) and 35% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fusion Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Moderate Fund	$1,000.00	$1,066.20	$0.88	0.17%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Fusion Moderate Fund	$1,000.00	$1,024.28	$0.87	0.17%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
International Equities	23.3%
Domestic Equities	41.0%
Fixed Income	34.6%

Total Investment Securities	98.9%
Net other assets (liabilities)	1.1%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Affiliated Investment Companies (98.9%):
1,643,399	AZL Allianz AGIC Opportunity Fund	$20,279,547
5,712,259	AZL BlackRock Capital Appreciation Fund	81,628,186
3,541,395	AZL Columbia Mid Cap Value Fund	31,305,936
2,937,625	AZL Columbia Small Cap Value Fund	32,372,633
3,727,635	AZL Dreyfus Research Growth Fund	40,593,947
1,121,391	AZL Federated Clover Small Value Fund	20,342,029
4,677,949	AZL Gateway Fund	50,662,185
7,658,999	AZL International Index Fund	106,689,859
5,229,064	AZL Invesco Growth and Income Fund	61,232,340
6,980,750	AZL Invesco International Equity Fund	110,784,510
8,102,521	AZL JPMorgan International Opportunities Fund	128,424,960
9,570,636	AZL JPMorgan U.S. Equity Fund	102,597,221
2,530,125	AZL MFS Investors Trust Fund	41,215,737
8,018,322	AZL MFS Value Fund	72,004,534
1,204,494	AZL Mid Cap Index Fund	20,801,615
4,366,507	AZL Morgan Stanley Global Real Estate Fund	43,621,402
2,242,690	AZL Morgan Stanley Mid Cap Growth Fund	30,792,129

Shares		Fair Value

Affiliated Investment Companies, continued
5,938,253	AZL NFJ International Value Fund	$69,715,094
2,741,261	AZL Oppenheimer Discovery Fund	29,989,395
16,198,801	AZL Pyramis Core Bond Fund	162,959,941
5,479,959	AZL Russell 1000 Growth Index Fund	69,211,876
8,549,813	AZL Russell 1000 Value Index Fund	101,229,787
2,760,109	AZL Schroder Emerging Markets Equity Fund, Class 2	22,163,672
3,943,757	NFJ Dividend Value Portfolio	40,541,825
6,059,736	PIMCO PVIT Global Advantage Strategy Bond Portfolio	62,112,290
5,264,102	PIMCO PVIT High Yield Portfolio	42,428,661
5,774,474	PIMCO PVIT Real Return Portfolio	82,286,250
26,536,042	PIMCO PVIT Total Return Portfolio	306,491,289
5,944,493	PIMCO PVIT Unconstrained Bond Portfolio	62,179,401

Total Affiliated Investment Companies (Cost $1,808,283,220)		2,046,658,251

Total Investment Securities (Cost $1,808,283,220)(a) — 98.9%		2,046,658,251
Net other assets (liabilities) — 1.1%		21,924,499

Net Assets — 100.0%		$2,068,582,750

Percentages indicated are based on net assets as of December 31, 2012.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $25,362,814 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Short	3/15/13	(1,503)	$(106,720,515)	$382,513

Total					$382,513

See accompanying notes to the financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliates, at cost	$1,808,283,220

Investments in affiliates, at value	$2,046,658,251
Segregated cash for collateral	25,362,814
Receivable for capital shares issued	31
Receivable for affiliated investments sold	314,639
Receivable for variation margin on futures contracts	61,605

Total Assets	2,072,397,340

Liabilities:
Cash overdraft	314,639
Payable for capital shares redeemed	3,116,758
Payable for variation margin on futures contracts	10,382
Manager fees payable	261,753
Administration fees payable	9,301
Custodian fees payable	570
Administrative and compliance services fees payable	10,996
Other accrued liabilities	90,191

Total Liabilities	3,814,590

Net Assets	$2,068,582,750

Net Assets Consist of:
Capital	$1,887,461,693
Accumulated net investment income/(loss)	36,803,621
Accumulated net realized gains/(losses) from investment transactions	(94,440,108)
Net unrealized appreciation/(depreciation) on investments	238,757,544

Net Assets	$2,068,582,750

Shares of beneficial interest (unlimited number of shares authorized, no par value)	185,264,491
Net Asset Value (offering and redemption price per share)	$11.17

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from affiliates	$30,051,924

Total Investment Income	30,051,924

Expenses:
Manager fees	3,977,261
Administration fees	75,378
Custodian fees	2,153
Administrative and compliance services fees	56,974
Trustee fees	126,790
Professional fees	119,551
Shareholder reports	60,606
Other expenses	55,865

Total expenses before reductions	4,474,578
Less expenses voluntarily waived/reimbursed by the Manager	(994,297)

Net expenses	3,480,281

Net Investment Income/(Loss)	26,571,643

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(20,497,463)
Net realized gains distributions from affiliated underlying funds	25,254,911
Net realized gains/(losses) on futures contracts	(792,912)
Change in unrealized appreciation/depreciation on investments	199,401,971

Net Realized/Unrealized Gains/(Losses) on Investments	203,366,507

Change in Net Assets Resulting From Operations	$229,938,150

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Statements of Changes in Net Assets

	AZL Fusion Moderate Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$26,571,643	$28,113,943
Net realized gains/(losses) on investment transactions	3,964,536	46,791,923
Change in unrealized appreciation/depreciation on investments	199,401,971	(130,283,143)

Change in net assets resulting from operations	229,938,150	(55,377,277)

Dividends to Shareholders:
From net investment income	(33,385,525)	(31,334,299)

Change in net assets resulting from dividends to shareholders	(33,385,525)	(31,334,299)

Capital Transactions:
Proceeds from shares issued	120,965,962	376,946,401
Proceeds from dividends reinvested	33,385,525	31,334,299
Value of shares redeemed	(90,887,463)	(58,102,743)

Change in net assets resulting from capital transactions	63,464,024	350,177,957

Change in net assets	260,016,649	263,466,381
Net Assets:
Beginning of period	1,808,566,101	1,545,099,720

End of period	$2,068,582,750	$1,808,566,101

Accumulated net investment income/(loss)	$36,803,621	$33,385,465

Share Transactions:
Shares issued	11,382,503	35,702,924
Dividends reinvested	3,057,283	3,146,014
Shares redeemed	(8,429,621)	(5,615,561)

Change in shares	6,010,165	33,233,377

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund*

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.09	$10.58	$9.63	$7.75	$12.45

Investment Activities:
Net Investment Income/(Loss)	0.13	0.14	0.05	0.06	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	1.13	(0.44)	1.07	2.20	(4.13)

Total from Investment Activities	1.26	(0.30)	1.12	2.26	(3.90)

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.19)	(0.17)	(0.17)	(0.24)
Net Realized Gains	—	—	—	(0.21)	(0.56)

Total Dividends	(0.18)	(0.19)	(0.17)	(0.38)	(0.80)

Net Asset Value, End of Period	$11.17	$10.09	$10.58	$9.63	$7.75

Total Return(a)	12.53%	(2.84)%	11.74%	29.42%	(32.76)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$2,068,583	$1,808,566	$1,545,100	$935,729	$438,317
Net Investment Income/(Loss)	1.34%	1.63%	1.47%	2.07%	1.79%
Expenses Before Reductions(b)	0.23%	0.22%	0.24%	0.25%	0.25%
Expenses Net of Reductions	0.18%	0.17%	0.19%	0.20%	0.24%
Portfolio Turnover Rate	23%	19%	32%	38%	55%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Fusion Moderate Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Notes to the Financial Statements, continued

December 31, 2012

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $106.7 million as of December 31, 2012. The monthly average notional amount for these contracts was $8.9 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation	$382,513	Payable for variation	$—
	margin on futures contracts		margin on futures contracts

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$(792,912)	$382,513

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Notes to the Financial Statements, continued

December 31, 2012

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Fusion Moderate Fund	0.20%	0.30%

*	The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to voluntarily decrease the management fee to 0.17% on all assets through April 30, 2013. Beginning May 1, 2013, the Manager expects to eliminate the voluntary management fee reduction. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Notes to the Financial Statements, continued

December 31, 2012

new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $30,071 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$2,046,658,251	$—	$2,046,658,251

Total Investment Securities	2,046,658,251	—	2,046,658,251

Other Financial Instruments:*
Futures Contracts	382,513	—	382,513

Total Investments	$2,047,040,764	$—	$2,047,040,764

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Fusion Moderate Fund	$523,173,255	$463,109,558

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $1,848,287,336. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$207,825,088
Unrealized depreciation	(9,454,173)

Net unrealized appreciation	$198,370,915

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Fusion Moderate Fund	$54,053,479

During the year ended December 31, 2012, the Fund utilized $8,030,391 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Moderate Fund	$33,385,525	$—	$33,385,525

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Moderate Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Fusion Moderate Fund	$31,334,299	$—	$31,334,299

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Fusion Moderate Fund	$36,803,621	$(54,053,479)	$198,370,915	$181,121,057

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2012, the Fund had a controlling interest (in excess of 50%) in the AZL NFJ International Value Fund, which is affiliated with the Investment Adviser.

9.	Subsequent Events

At a Board meeting on December 5, 2012, the Trustees approved a reorganization whereby, subject to shareholder approval, the AZL Fusion Moderate Fund will acquire the assets and liabilities of the AZL MVP Fusion Moderate Fund. If approved by the shareholders, the reorganization is expected to be completed on or about April 26, 2013.

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Fusion Moderate Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 12.85% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.07	$0.00

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of

17

each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees.

18

For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Growth Index Strategy Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Growth Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Growth Index Strategy Fund returned 13.33%. That compared to a 13.12% total return for its benchmark, the Growth Composite Index, which is comprised of a 75% weighting in the S&P 500 Index1 and a 25% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and the remaining assets to the underlying bond index fund.*

Stocks performed relatively well during the 12-month period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. However, global risks remained in the backdrop throughout the year as uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the period. Domestic equity markets were more muted in the later part of the period as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%.

The Fund’s allocations to international and mid-cap stocks were the primary reasons for the Fund’s outperformance relative to its benchmark. International stocks, as represented by the MSCI EAFE, outperformed domestic stocks, returning 17.32%. The S&P 500, which represents large-cap stocks, returned 16.00%. Small- and mid-cap stocks, as measured by the S&P 600 and the S&P 400, returned 16.33% and 17.88%, respectively.*

The Fund’s fixed income allocation performed relatively in line with the Barclays U.S. Aggregate Bond Index, which returned 4.22%.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

[4]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[5]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

			Since
	1	3	Inception
	Year	Year	(7/10/09)
AZL® Growth Index Strategy Fund	13.33%	8.73%	12.86%
S&P 500 Index	16.00%	10.87%	17.40%
Barclays U.S. Aggregate Bond Index	4.22%	6.19%	6.15%
Growth Composite Index	13.12%	10.07%	14.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Growth Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Growth Composite Index”), which is comprised of 75% of the Standard & Poor’s 500 Index (“S&P 500”) and 25% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Growth Index Strategy Fund	$1,000.00	$1,067.80	$0.42	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Growth Index Strategy Fund	$1,000.00	$1,024.73	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	56.3%
International Equities	19.4%
Fixed Income	24.3%
Unaffiliated Investment Company	0.0%

Total Investment Securities	100.0%
Net other assets (liabilities)	0.0%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Affiliated Investment Companies (100.0%):
20,918,075	AZL Enhanced Bond Index Fund	$233,654,893
13,409,479	AZL International Index Fund	186,794,042
6,232,527	AZL Mid Cap Index Fund	107,635,739
38,426,323	AZL S&P 500 Index Fund, Class 2	380,420,597
4,789,413	AZL Small Cap Stock Index Fund	54,551,412

Total Affiliated Investment Companies (Cost $848,724,577)		963,056,683

Shares		Fair Value

Unaffiliated Investment Company (0.0%):
88,930	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00% (a)	$88,930

Total Unaffiliated Investment Company (Cost $88,930)		88,930

Total Investment Securities (Cost $848,813,507)(b) — 100.0%		963,145,613
Net other assets (liabilities) — 0.0%		(2,504)

Net Assets — 100.0%		$963,143,109

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$88,930
Investments in affiliates, at cost	848,724,577

Total investment securities, at cost	$848,813,507

Investments in non-affiliates, at value	$88,930
Investments in affiliates, at value	963,056,683

Total investment securities, at value	963,145,613
Receivable for capital shares issued	189,911

Total Assets	963,335,524

Liabilities:
Payable for affiliated investments purchased	88,930
Payable for capital shares redeemed	11,110
Manager fees payable	40,366
Administration fees payable	8,236
Custodian fees payable	367
Administrative and compliance services fees payable	4,653
Other accrued liabilities	38,753

Total Liabilities	192,415

Net Assets	$963,143,109

Net Assets Consist of:
Capital	$833,654,008
Accumulated net investment income/(loss)	14,002,937
Accumulated net realized gains/(losses) from investment transactions	1,154,058
Net unrealized appreciation/(depreciation) on investments	114,332,106

Net Assets	$963,143,109

Shares of beneficial interest (unlimited number of shares authorized, no par value)	64,394,710
Net Asset Value (offering and redemption price per share)	$14.96

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from affiliates	$10,568,971

Total Investment Income	10,568,971

Expenses:
Manager fees	447,093
Administration fees	63,337
Custodian fees	1,487
Administrative and compliance services fees	26,001
Trustee fees	57,351
Professional fees	54,584
Shareholder reports	31,607
Other expenses	24,249

Total expenses	705,709

Net Investment Income/(Loss)	9,863,262

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(394,780)
Net realized gains distributions from affiliated underlying funds	5,846,252
Change in unrealized appreciation/depreciation on investments	92,640,313

Net Realized/Unrealized Gains/(Losses) on Investments	98,091,785

Change in Net Assets Resulting From Operations	$107,955,047

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Statements of Changes in Net Assets

	AZL Growth Index Strategy Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,863,262	$6,833,460
Net realized gains/(losses) on investment transactions	5,451,472	4,963,665
Change in unrealized appreciation/depreciation on investments	92,640,313	(18,870,794)

Change in net assets resulting from operations	107,955,047	(7,073,669)

Dividends to Shareholders:
From net investment income	(10,302,471)	(3,330,687)
From net realized gains on investments	(1,563,064)	(59,378)

Change in net assets resulting from dividends to shareholders	(11,865,535)	(3,390,065)

Capital Transactions:
Proceeds from shares issued	149,736,475	407,843,806
Proceeds from dividends reinvested	11,865,535	3,390,065
Value of shares redeemed	(59,054,406)	(20,313,830)

Change in net assets resulting from capital transactions	102,547,604	390,920,041

Change in net assets	198,637,116	380,456,307
Net Assets:
Beginning of period	764,505,993	384,049,686

End of period	$963,143,109	$764,505,993

Accumulated net investment income/(loss)	$14,002,937	$10,302,431

Share Transactions:
Shares issued	10,519,797	29,913,942
Dividends reinvested	807,179	263,613
Shares redeemed	(4,122,011)	(1,554,198)

Change in shares	7,204,965	28,623,357

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund*

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			July 10, 2009 to December 31, 2009(a)
	2012	2011	2010
Net Asset Value, Beginning of Period	$13.37	$13.44	$11.85	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.07	0.07	—	(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.64	(0.07)	1.52	1.85

Total from Investment Activities	1.77	—	1.59	1.85

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.07)	— (b)	—	(b)
Net Realized Gains	(0.02)	— (b)	—	—

Total Dividends	(0.18)	(0.07)	— (b)	—	(b)

Net Asset Value, End of Period	$14.96	$13.37	$13.44	$11.85

Total Return(c)	13.33%	0.01%	13.42%	18.50	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$963,143	$764,506	$384,050	$171,361
Net Investment Income/(Loss)(e)	1.10%	1.16%	0.82%	—%
Expenses Before Reductions(e) (f)	0.08%	0.08%	0.08%	0.20%
Expenses Net of Reductions(e)	0.08%	0.08%	0.08%	0.20%
Portfolio Turnover Rate(g)	6%	3%	9%	44	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Growth Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Growth Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $13,302 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$963,056,683	$—	$963,056,683
Unaffiliated Investment Company	88,930	—	88,930

Total Investment Securities	$963,145,613	$—	$963,145,613

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Growth Index Strategy Fund	$160,145,055	$52,827,670

6.	Investment Risk

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $850,296,889. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$112,848,724
Unrealized depreciation	—

Net unrealized appreciation	$112,848,724

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Growth Index Strategy Fund	$10,302,471	$1,563,064	$11,865,535

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Growth Index Strategy Fund	$3,330,687	$59,378	$3,390,065

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Growth Index Strategy Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Growth Index Strategy Fund	$14,002,935	$2,637,442	$112,848,724	$129,489,101

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

13

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 37.74% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $1,563,064.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign tax Expense Per Share
$0.10	$0.01

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive

16

information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least

17

12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 5

Consolidated Statement of Operations Page 5

Consolidated Statement of Changes in Net Assets Page 6

Consolidated Financial Highlights Page 7

Notes to the Consolidated Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 to the period ended December 31, 2012, the AZL® MVP Balanced Index Strategy Fund returned 8.50%. That compared to a 8.64% total return for its benchmark, the Balanced Composite Index, which is comprised of an 50% weighting in the S&P 500 Index1 and a 50% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed relatively well during the period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. However, uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. These factors weighed on equity markets mid-year. Domestic equity markets saw more moderate gains and experienced more volatility in the later part of the period as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity by the European Central Bank and other central banks.

Bond yields remained at historic lows for much of the period, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%.

The Fund’s allocations to international and mid-cap stocks were the primary reasons for the Fund’s outperformance relative to its benchmark. International stocks, as represented by the MSCI EAFE, outperformed domestic stocks, returning 16.52% during the period. The S&P 500, which represents large-cap stocks, returned 12.83%. Small- and mid-cap stocks, as measured by the S&P 600 and the S&P 400, returned 12.90% and 14.12%, respectively.

The Fund’s fixed income allocation performed relatively in line with the Barclays U.S. Aggregate Bond Index, which returned 4.28%.*

With the generally low volatility environment for most of 2012, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

[4]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[5]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines. Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(1/10/12)
AZL® MVP Balanced Index Strategy Fund	1.11%	5.03%	8.50%
S&P 500 Index	–0.38%	5.95%	12.83%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%
Balanced Composite Index	–0.08%	3.88%	8.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Balanced Index Strategy Fund	0.94%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.26%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,050.30	$1.03	0.20%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.13	$1.02	0.20%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	35.1%
International Equities	12.7%
Fixed Income	46.8%
Unaffiliated Investment Company	0.5%

Total Investment Securities	95.1%
Net other assets (liabilities)	4.9%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Affiliated Investment Companies (94.6%):
3,101,478	AZL Enhanced Bond Index Fund	$34,643,508
673,663	AZL International Index Fund	9,384,122
323,002	AZL Mid Cap Index Fund	5,578,242
1,745,693	AZL S&P 500 Index Fund, Class 2	17,282,364
264,637	AZL Small Cap Stock Index Fund	3,014,219

Total Affiliated Investment Companies (Cost $68,053,077)		69,902,455

Shares		Fair Value

Unaffiliated Investment Company (0.5%):
342,704	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00%(a)	$342,704

Total Unaffiliated Investment Company (Cost $342,704)		342,704

Total Investment Securities (Cost $68,395,781)(b) — 95.1%		70,245,159
Net other assets (liabilities) — 4.9%		3,584,996

Net Assets — 100.0%		$73,830,155

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Futures Contracts

Cash of $3,625,753 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	13	$1,726,156	$(9,580)
S&P 500 Index E-Mini March Futures	Long	3/15/13	25	1,775,125	(5,764)

Total					$(15,344)

See accompanying notes to the consolidated financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$342,704
Investments in affiliates, at cost	68,053,077

Total investment securities, at cost	$68,395,781

Investments in non-affiliates, at value	$342,704
Investments in affiliates, at value	69,902,455

Total investment securities, at value	70,245,159
Segregated cash for collateral	3,625,753
Receivable for capital shares issued	315,973

Total Assets	74,186,885

Liabilities:
Payable for affiliated investments purchased	342,704
Payable for capital shares redeemed	1,249
Manager fees payable	2,972
Administration fees payable	6,338
Custodian fees payable	530
Administrative and compliance services fees payable	303
Other accrued liabilities	2,634

Total Liabilities	356,730

Net Assets	$73,830,155

Net Assets Consist of:
Capital	$71,975,556
Accumulated net investment income/(loss)	(1)
Accumulated net realized gains/(losses) from investment transactions	20,566
Net unrealized appreciation/(depreciation) on investments	1,834,034

Net Assets	$73,830,155

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,908,265
Net Asset Value (offering and redemption price per share)	$10.69

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Dividends from affiliates	$580,721

Total Investment Income	580,721

Expenses:
Manager fees	51,512
Administration fees	53,877
Custodian fees	3,870
Administrative and compliance services fees	977
Trustee fees	2,050
Professional fees	22,019
Shareholder reports	2,458
Other expenses	4,534

Total expenses before reductions	141,297
Less expenses contractually waived/reimbursed by the Manager	(47,670)
Less expenses voluntarily waived/reimbursed by the Manager	(17,896)

Net expenses	75,731

Net Investment Income/(Loss)	504,990

Realized and Unrealized Gains/ (Losses) on Investments:
Net realized gains/(losses) on securities transactions	(22,787)
Net realized gains distributions from affiliated underlying funds	495,612
Net realized gains/(losses) on futures contracts	111,358
Change in unrealized appreciation/depreciation on investments	1,834,034

Net Realized/Unrealized Gains/(Losses) on Investments	2,418,217

Change in Net Assets Resulting From Operations	$2,923,207

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP Balanced Index Strategy Fund
January 10, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$504,990
Net realized gains/(losses) on investment transactions	584,183
Change in unrealized appreciation/depreciation on investments	1,834,034

Change in net assets resulting from operations	2,923,207

Dividends to Shareholders:
From net investment income	(931,905)
From net realized gains on investments	(136,703)

Change in net assets resulting from dividends to shareholders	(1,068,608)

Capital Transactions:
Proceeds from shares issued	72,117,346
Proceeds from dividends reinvested	1,068,608
Value of shares redeemed	(1,210,398)

Change in net assets resulting from capital transactions	71,975,556

Change in net assets	73,830,155
Net Assets:
Beginning of period	—

End of period	$73,830,155

Accumulated net investment income/(loss)	$(1)

Share Transactions:
Shares issued	6,921,554
Dividends reinvested	100,717
Shares redeemed	(114,006)

Change in shares	6,908,265

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.77

Total from Investment Activities	0.85

Dividends to Shareholders From:
Net Investment Income	(0.14)
Net Realized Gains	(0.02)

Total Dividends	(0.16)

Net Asset Value, End of Period	$10.69

Total Return(b)	8.50	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$73,830
Net Investment Income/(Loss)(d)	1.41%
Expenses Before Reductions(d)(e)	0.39%
Expenses Net of Reductions(d)	0.21%
Portfolio Turnover Rate	11	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the consolidated financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Consolidation of Subsidiaries

During the period from January 10, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $3.5 million as of December 31, 2012. The monthly average notional amount for these contracts was $1.8 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$15,344

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$111,358	$(15,344)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund's business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Annual Expense Limit
AZL MVP Balanced Index Strategy Fund	0.10	%*	0.20%
AZL MVP BIS Investments Trust**	1.00%		1.25%

*	The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee.

**	The AZL MVP BIS Investments Trust liquidated on December 10, 2012.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Consolidated Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $417 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$69,902,455	$—	$69,902,455
Unaffiliated Investment Company	342,704	—	342,704

Total Investment Securities	70,245,159	—	70,245,159

Other Financial Instruments:*
Futures Contracts	(15,344)	—	(15,344)

Total Investment	$70,229,815	$—	$70,229,815

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Balanced Index Strategy Fund	$72,213,359	$4,216,458

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $68,418,613. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,961,211
Unrealized depreciation	(134,665)

Net unrealized appreciation	$1,826,546

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Balanced Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$959,198	$109,410	$1,068,608

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Balanced Index Strategy Fund	$11,232	$16,821	$1,826,546	$1,854,599

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the consolidated financial statements were issued, for purposes of recognition or disclosure in these consolidated financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP Balanced Index Strategy Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 17.51% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $109,410.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $27,293.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.04	$0.00

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of

17

each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing

18

decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® MVP BlackRock Global Allocation Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Consolidated Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 25

Consolidated Statement of Operations Page 25

Consolidated Statement of Changes in Net Assets Page 26

Consolidated Financial Highlights Page 27

Notes to the Consolidated Financial Statements Page 28

Report of Independent Registered Public Accounting Firm Page 42

Other Federal Income Tax Information Page 43

Other Information Page 44

Approval of Investment Advisory Agreement Page 45

Information about the Board of Trustees and Officers Page 48

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Allocation Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 to the period ended December 31, 2012, the AZL® MVP BlackRock Global Allocation Fund returned 6.71%. That compared to a 9.47% total return for its benchmark, the Balanced Composite Index, which is comprised of an 36% weighting in the S&P 500 Index1, a 24% weighting in the FTSE All-World ex U.S. Index2, 24% weighting in the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index3 and a 16% weighting in the Citigroup (Non-USD) World Government Bond Index4.

The AZL® MVP BlackRock Global Allocation Fund (the “Fund”) is a fund of funds that invests primarily in the shares of the AZL® BlackRock Global Allocation Fund—managed by the Manager. This underlying holding invests in a global portfolio of equity, debt and money market securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the period. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. However, the debt crisis in the European Union and questions about the strength of the U.S. economic recovery created concerns about global economic growth. This put a damper on equity markets during the middle of the period. The performance of domestic equity markets was more muted later in the period as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks.

Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yields briefly dipped below 1.40%.

The Fund underperformed its benchmark during the period due to stock selection in the U.S., Canada, Australia, and the U.K. The Fund was also hurt by both stock selection and an overweight in the materials sector. Other factors detracting from relative performance included stock selection in the information technology sector and overweight positions in the energy sector and cash investments.*

Stock selection in the financials sector contributed to the Fund’s performance relative to its benchmark, although this was partially offset by an underweight in that sector. An overall underweight to fixed income securities also contributed to returns, and within fixed income an overweight to convertible and corporate bonds positively impacted relative performance.*

With the generally low volatility environment for most of 2012, the MVP risk management process worked as intended and had minimal impact on the Fund’s equity exposure or performance. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Financial Times Stock Exchange All-World ex U.S. Index (“FTSE World Index”) is part of a range of indexes designed to help United States investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

[3]	The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year US Treasury bond.
[4]	The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States.

Investors cannot invest directly in an index.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(1/10/12)
AZL® MVP BlackRock Global Allocation Fund	1.24%	5.97%	6.71%
S&P 500 Index	–0.38%	5.95%	12.83%
FTSE All-World ex U.S. Index	6.10%	14.20%	15.59%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	0.02%	0.85%	2.31%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%
Citigroup Non-U.S. Dollar World Government Bond Index	–2.36%	1.53%	2.41%
Balanced Composite Index	0.95%	5.96%	9.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP BlackRock Global Allocation Fund	1.34%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.21%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 36% Standard & Poor’s 500 Index (“S&P 500”); 24% FTSE All-World ex U.S. Index; 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and 16% Citigroup Non-U.S. Dollar World Government Bond. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE All-World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$1,059.70	$8.49	1.64%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$1,016.89	$8.31	1.64%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Consolidated Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Common Stocks	54.5
U.S. Treasury Obligations	17.3
Foreign Bonds	11.2
Convertible Bonds	2.7
Exchanged Traded Funds	2.4
Yankee Dollars	1.8
Corporate Bonds	1.4
Securities Held as Collateral for Securities on Loan	1.2
Preferred Stocks	1.0
Other Investments	2.9
Total Investment Securities	96.4
Net other assets (liabilities)	3.6

Net Assets	100.0

Country	Percent of net assets (%)
United States	56.5
Japan	8.0
United Kingdom	5.4
Germany	4.0
Canada	3.0
Australia	2.5
Brazil	2.6
Singapore	2.3
Switzerland	1.8
France	1.8
All other countries	12.1

Net Assets	100.0

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks** (54.5%):
Aerospace & Defense (1.1%):
8,110	Boeing Co. (The)	$611,170
12,551	European Aeronautic Defence & Space Co. NV	491,860
609	General Dynamics Corp.	42,185
542	L-3 Communications Holdings, Inc.	41,528
2,185	Precision Castparts Corp.	413,883
16,390	Safran SA	715,106
13,582	Spirit AeroSystems Holdings, Inc., Class A*	230,487
13,330	United Technologies Corp.	1,093,193

		3,639,412

Air Freight & Logistics (0.1%):
5,315	United Parcel Service, Inc., Class B	391,875

Airlines (0.1%):
4,600	Japan Airlines Co., Ltd.*	196,923

Auto Components (0.7%):
5,500	AISIN SEIKI Co., Ltd.	171,560
449	Autoliv, Inc.^	30,258
2,606	BorgWarner, Inc.*	186,641
23,400	Bridgestone Corp.	606,659
58,282	Cheng Shin Rubber Industry Co., Ltd.	151,727
3,129	Delphi Automotive plc*	119,684
8,200	DENSO Corp.	285,368
10,100	Futaba Industrial Co., Ltd.	43,718
5,548	Johnson Controls, Inc.	170,324
900	Lear Corp.	42,156
16,000	Toyota Industries Corp.	510,818

		2,318,913

Automobiles (1.4%):
2,815	Bayerische Motoren Werke AG (BMW)	271,453
10,000	Daihatsu Motor Co., Ltd.	197,830
1,763	Daimler AG, Registered Shares	96,328
50,000	Dongfeng Motor Corp., H Shares	78,739
39,366	Ford Motor Co.	509,790
60,000	Fuji Heavy Industries, Ltd.	755,608
21,614	General Motors Co.*	623,131
18,200	Honda Motor Co., Ltd.	670,939
1,754	Hyundai Motor Co.*	361,060
35,000	Suzuki Motor Corp.	915,120
79,000	Yulon Motor Co., Ltd.	152,069

		4,632,067

Beverages (0.9%):
20,241	Coca-Cola Co. (The)	733,736

Shares		Fair Value
Common Stocks, continued**
Beverages, continued
1,521	Constellation Brands, Inc., Class A*	$53,828
13,757	DE Master Blenders 1753 NV*	160,004
3,958	Diageo plc, ADR	461,424
2,262	Dr Pepper Snapple Group, Inc.	99,935
1,623	Fomento Economico Mexicano SAB de C.V., ADR	163,436
22,000	Kirin Holdings Co., Ltd.	258,554
13,334	PepsiCo, Inc.	912,446

		2,843,363

Biotechnology (0.05%):
4,893	Amgen, Inc.	422,364
3,844	Celgene Corp.*	302,600
3,536	Cubist Pharmaceuticals, Inc.*	148,724
4,541	Gilead Sciences, Inc.*	333,536
2,028	Onyx Pharmaceuticals, Inc.*	153,175
2,961	United Therapeutics Corp.*	158,177
5,200	Vertex Pharmaceuticals, Inc.*	218,088

		1,736,664

Building Products (0.1%):
4,900	Daikin Industries, Ltd.	168,395
707,638	Yuanda China Holdings, Ltd.	85,002

		253,397

Capital Markets (1.3%):
651	Ameriprise Financial, Inc.	40,772
29,768	Bank of New York Mellon Corp. (The)	765,038
18,432	Charles Schwab Corp. (The)	264,684
9,376	Deutsche Bank AG, Registered Shares	408,443
6,533	Goldman Sachs Group, Inc. (The)	833,350
11,687	Morgan Stanley	223,455
139,300	Nomura Holdings, Inc.	822,608
3,863	Northern Trust Corp.	193,768
11,135	State Street Corp.	523,456
17,958	UBS AG, Registered Shares	282,488

		4,358,062

Chemicals (2.9%):
3,734	Agrium, Inc.	373,064
38,000	Asahi Kasei Corp.	224,442
2,047	BASF SE	192,378
815	CF Industries Holdings, Inc.	165,575
1,000	Cheil Industries, Inc.*	88,507
243,460	China BlueChemical, Ltd., H shares	163,513

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Chemicals, continued
12,739	Dow Chemical Co. (The)	$411,724
8,788	E.I. du Pont de Nemours & Co.	395,196
838	Eastman Chemical Co.	57,026
18,393	FMC Corp.	1,076,359
14,300	Hitachi Chemical Co., Ltd.	213,180
10,800	JSR Corp.	204,068
14,900	Kuraray Co., Ltd.	195,112
4,866	Lanxess AG	425,516
3,996	Linde AG	696,780
35,829	Mexichem SAB de C.V.	199,061
5,264	Monsanto Co.	498,238
3,200	Nitto Denko Corp.	157,469
6,711	Orica, Ltd.	176,433
16,656	Potash Corp. of Saskatchewan, Inc.	677,733
483	PPG Industries, Inc.	65,374
1,567	Praxair, Inc.	171,508
148,400	PTT Global Chemical pcl	344,026
11,400	Shin-Etsu Chemical Co., Ltd.	696,427
2,475	Sociedad Quimica y Minera de Chile SA, ADR	142,659
3,103	Syngenta AG, Registered Shares	1,252,040
84,000	Ube Industries, Ltd.	202,042

		9,465,450

Commercial Banks (2.8%):
23,769	Banco Bilbao Vizcaya Argentaria SA	218,183
43,730	Banco Santander SA	352,558
4,758	Bank of Nova Scotia	274,934
10,212	BB&T Corp.	297,271
13,500	BNP Paribas SA	760,870
93,282	HSBC Holdings plc	986,472
209,230	Intesa Sanpaolo	361,927
385,352	Lloyds Banking Group plc*	308,726
2,035	M&T Bank Corp.	200,386
92,900	Mitsubishi UFJ Financial Group, Inc.	499,994
42,000	Oversea-Chinese Banking Corp., Ltd.	338,014
111,296	Sberbank	343,834
40,900	Siam Commercial Bank plc	243,595
22,500	Sumitomo Mitsui Financial Group, Inc.	817,545
6,765	Svenska Handelsbanken AB, A Shares	242,500
2,195	Toronto-Dominion Bank (The)	184,867
17,874	U.S. Bancorp	570,896

Shares		Fair Value
Common Stocks, continued**
Commercial Banks, continued
49,773	UniCredit SpA*	$245,756
46,744	Wells Fargo & Co.	1,597,710

		8,846,038

Communications Equipment (0.7%):
38,534	Cisco Systems, Inc.	757,193
927	Motorola Solutions, Inc.	51,615
23,636	QUALCOMM, Inc.	1,465,905

		2,274,713

Computers & Peripherals (1.6%):
6,701	Apple, Inc.	3,571,833
30,442	EMC Corp.*	770,183
11,109	Fusion-io, Inc.*^	254,729
16,926	SanDisk Corp.*	737,297
1,048	Western Digital Corp.	44,530

		5,378,572

Construction & Engineering (0.3%):
17,000	JGC Corp.	529,680
7,887	KBR, Inc.	235,979
38,000	Okumura Corp.	154,696
43,000	Toda Corp.	130,319

		1,050,674

Consumer Finance (0.5%):
10,697	American Express Co.	614,864
7,711	Capital One Financial Corp.	446,698
11,788	Discover Financial Services	454,427

		1,515,989

Containers & Packaging (0.0%):
3,666	Crown Holdings, Inc.*	134,945

Diversified Consumer Services (0.1%):
10,000	Anhanguera Educacional Participacoes SA	170,881

Diversified Financial Services (1.4%):
90,465	Bank of America Corp.	1,049,394
24,720	Citigroup, Inc.	977,923
3,163	Deutsche Boerse AG	193,035
300,000	General Electric Capital Corp., Series B	326,694
39,441	ING Groep NV*	377,119
34,458	JPMorgan Chase & Co.	1,515,118

		4,439,283

Diversified Telecommunication Services (2.1%):
45,438	AT&T, Inc.	1,531,715
3,449	BCE, Inc.	147,859
132,191	BT Group plc	498,215
27,503	Chunghwa Telecom Co., Ltd.	89,496
7,325	Chunghwa Telecom Co., Ltd., ADR^	236,892

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Diversified Telecommunication Services, continued
44,141	Deutsche Telekom AG, Registered Shares	$501,439
20,954	Koninklijke (Royal) KPN NV	103,610
5,587	KT Corp., ADR*	93,527
1,050	KT Corp.*	34,912
8,400	Nippon Telegraph & Telephone Corp.	352,913
88,641	PT Telekomunikasi Indonesia Tbk	83,467
145,000	Singapore Telecommunications, Ltd.	394,449
565	Swisscom AG, Registered Shares	243,747
10,259	Telefonica Brasil SA, ADR	246,832
26,205	Telefonica Deutschland Holding AG*	199,864
11,751	Telefonica SA	159,546
101,200	Telekom Malaysia Berhad	200,092
45,043	Telstra Corp., Ltd.	205,143
2,586	TELUS Corp.	169,297
19,067	Verizon Communications, Inc.	825,029
16,489	Ziggo NV	532,847

		6,850,891

Electric Utilities (0.7%):
8,773	American Electric Power Co., Inc.	374,432
1,130	Duke Energy Corp.	72,094
91,628	Federal Hydrogenerating Co. (RusHydro), ADR	214,641
10,334	NextEra Energy, Inc.	715,009
11,163	PPL Corp.	319,597
23,731	Scottish & Southern Energy plc	548,363

		2,244,136

Electrical Equipment (0.3%):
2,489	Eaton Corp. plc	134,904
7,638	Rockwell Automation, Inc.	641,516
13,400	Sumitomo Electric Industries, Ltd.	155,094

		931,514

Electronic Equipment, Instruments & Components (0.6%):
60,273	Corning, Inc.	760,645
55,000	Hitachi, Ltd.	323,737
16,000	HOYA Corp.	315,078
1,700	KYOCERA Corp.	154,185
5,200	Murata Manufacturing Co., Ltd.	306,743
1,200	TE Connectivity, Ltd.	44,544

		1,904,932

Shares		Fair Value
Common Stocks, continued**
Energy Equipment & Services (0.8%):
572	Diamond Offshore Drilling, Inc.^	$38,873
10,420	Halliburton Co.	361,470
722	Helmerich & Payne, Inc.	40,439
14,722	McDermott International, Inc.*	162,236
9,996	National-Oilwell Varco, Inc.	683,227
16,091	Schlumberger, Ltd.	1,114,945
1,195	Technip-Coflexip SA	137,564
4,423	Tenaris SA, ADR	185,412

		2,724,166

Food & Staples Retailing (0.5%):
10,130	CVS Caremark Corp.	489,786
1,680	Kroger Co. (The)	43,714
14,919	Wal-Mart Stores, Inc.	1,017,922

		1,551,422

Food Products (1.6%):
32,833	Cosan, Ltd., Class A Shares	568,340
10,415	General Mills, Inc.	420,870
7,568	H.J. Heinz Co.	436,522
11,452	Hillshire Brands Co.	322,259
13,011	Kraft Foods Group, Inc., Class A	591,611
8,146	Mead Johnson Nutrition Co.	536,740
22,479	Mondelez International, Inc., Class A	572,540
14,457	Nestle SA, Registered Shares	942,480
22,850	SLC Agricola SA	221,831
5,913	Unilever NV	223,094
2,150	Unilever NV, NYS	82,345
2,377	Unilever plc, ADR	92,037
3,909	Unilever plc	148,354

		5,159,023

Gas Utilities (0.2%):
54,000	China Resources Gas Group, Ltd.	111,692
101,000	Tokyo Gas Co., Ltd.	461,844

		573,536

Health Care Equipment & Supplies (0.3%):
4,100	Covidien plc	236,734
8,066	Medtronic, Inc.	330,868
5,410	St. Jude Medical, Inc.	195,517
3,200	Terumo Corp.	127,168

		890,287

Health Care Providers & Services (2.4%):
12,761	Aetna, Inc.	590,834
6,526	AmerisourceBergen Corp.	281,793
45,100	Bangkok Dusit Medical Services plc, Class F	168,251

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Health Care Providers & Services, continued
14,901	Cardinal Health, Inc.	$613,623
5,593	CIGNA Corp.	299,002
898	Coventry Health Care, Inc.	40,257
2,580	DaVita, Inc.*	285,167
6,821	Express Scripts Holding Co.*	368,334
2,093	Fresenius Medical Care AG & Co., KGaA	144,594
4,445	Fresenius SE & Co. KGaA	511,530
15,276	HCA Holdings, Inc.	460,877
8,664	HealthSouth Corp.*	182,897
7,032	Humana, Inc.	482,606
571,900	IHH Healthcare Bhd*	633,195
49,787	Life Healthcare Group Holdings Pte, Ltd.	200,304
4,803	McKesson, Inc.	465,699
28,480	NMC Health plc*	92,063
47,000	Raffles Medical Group, Ltd.	100,810
69,597	Sinopharm Group Co., H Shares	221,065
16,152	UnitedHealth Group, Inc.	876,085
10,931	Universal Health Services, Inc., Class B	528,514
3,463	WellPoint, Inc.	210,966

		7,758,466

Hotels, Restaurants & Leisure (0.3%):
10,446	International Game Technology	148,020
8,851	McDonald’s Corp.	780,746
837	Wyndham Worldwide Corp.	44,537

		973,303

Household Durables (0.3%):
25,893	Cyrela Brazil Realty SA Empreendimentos e Participacoes	228,326
1,000	Garmin, Ltd.^	40,820
44,340	MRV Engenharia e Participacoes SA	266,334
20,599	PulteGroup, Inc.*	374,078
2,600	Rinnai Corp.	176,675
6,000	Sekisui Chemical Co., Ltd.	51,970

		1,138,203

Household Products (0.7%):
5,484	Colgate-Palmolive Co.	573,297
3,483	Kimberly-Clark Corp.	294,070
19,800	Procter & Gamble Co. (The)	1,344,222

		2,211,589

Independent Power Producers & Energy Traders (0.2%):
24,646	AES Corp. (The)	263,712

Shares		Fair Value
Common Stocks, continued**
Independent Power Producers & Energy Traders, continued
22,022	Calpine Corp.*	$399,259

		662,971

Industrial Conglomerates (1.3%):
4,489	3M Co.	416,804
110,719	Beijing Enterprises Holdings, Ltd.	725,934
96,133	General Electric Co.	2,017,831
47,000	Keppel Corp., Ltd.	427,187
4,187	Siemens AG, Registered Shares	455,032
477,276	Tianjin Development Holdings, Ltd.*	266,730

		4,309,518

Insurance (2.1%):
10,300	ACE, Ltd.	821,940
6,100	American International Group, Inc.*	215,330
13,497	Amlin plc	81,979
2,729	Arch Capital Group, Ltd.*	120,131
21,196	AXA SA	383,349
1,033	Axis Capital Holdings, Ltd.	35,783
2,316	Berkshire Hathaway, Inc., Class B*	207,745
4,453	Chubb Corp. (The)	335,400
1,440	CNA Financial Corp.	40,334
7,524	Fidelity National Financial, Inc., Class A	177,190
1,954	Lincoln National Corp.	50,609
6,740	MetLife, Inc.	222,016
18,200	MS&AD Insurance Group Holdings, Inc.	363,671
1,043	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	187,243
1,773	Platinum Underwriters Holdings, Ltd.	81,558
12,630	Progressive Corp. (The)	266,493
2,959	Prudential Financial, Inc.	157,803
18,014	QBE Insurance Group, Ltd.	206,131
625	Reinsurance Group of America, Inc.	33,450
2,172	RenaissanceRe Holdings, Ltd.	176,496
10,800	Sony Financial Holdings, Inc.	194,305
2,269	StanCorp Financial Group, Inc.	83,204
31,700	Tokio Marine Holdings, Inc.	884,013
748	Torchmark Corp.	38,649
7,711	Travelers Cos., Inc. (The)	553,805

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Insurance, continued
1,879	UnumProvident Corp.	$39,121
22,618	XL Group plc	566,807
848	Zurich Insurance Group AG	226,810

		6,751,365

Internet & Catalog Retail (0.1%):
941	Expedia, Inc.	57,824
17,100	Rakuten, Inc.	133,381

		191,205

Internet Software & Services (0.6%):
1,547	Baidu, Inc., ADR*	155,149
1,745	Google, Inc., Class A*	1,237,851
5,274	Project Eagle Shell(b)*	88,603
18,506	Project Eagle Shell, Series D(b)*	314,602
475	Yahoo! Japan Corp.	153,769

		1,949,974

IT Services (0.8%):
700	Accenture plc, Class A	46,550
418	Alliance Data Systems Corp.*^	60,510
1,478	Amdocs, Ltd.	50,237
1,382	Computer Sciences Corp.	55,349
1,446	Fidelity National Information Services, Inc.	50,335
1,938	MasterCard, Inc., Class A	952,101
9,180	Visa, Inc., Class A	1,391,504

		2,606,586

Leisure Equipment & Products (0.1%):
11,837	Mattel, Inc.	433,471

Life Sciences Tools & Services (0.5%):
6,077	Agilent Technologies, Inc.	248,792
3,093	Life Technologies Corp.*	151,804
996	Mettler-Toledo International, Inc.*	192,527
6,574	PerkinElmer, Inc.	208,659
5,569	Thermo Fisher Scientific, Inc.	355,191
3,597	Waters Corp.*	313,371

		1,470,344

Machinery (0.8%):
1,049	CNH Global NV, NYS	42,264
2,016	Cummins, Inc.	218,434
1,700	Fanuc, Ltd.	316,193
53,654	Fiat Industrial SpA	588,221
54,796	Haitian International Holdings, Ltd.	65,434
75,000	IHI Corp.	192,813
41,439	Invensys plc	225,104
52,000	Kubota Corp.	597,345
6,829	Navistar International Corp.*^	148,667

Shares		Fair Value
Common Stocks, continued**
Machinery, continued
5,416	PACCAR, Inc.	$244,857
482	Parker Hannifin Corp.	40,999

		2,680,331

Marine (0.1%):
22	A.P. Moller - Maersk A/S, Class B	168,422

Media (1.0%):
38,242	Comcast Corp., Class A	1,429,487
1,523	DISH Network Corp., Class A	55,437
5,656	Eutelsat Communications	187,779
4,019	Kabel Deutschland Holding AG	300,500
1,921	Liberty Media Corp. - Liberty Capital, Class A*	222,855
10,376	Manchester United plc, Class A*^	145,783
784	McGraw-Hill Cos., Inc. (The)	42,861
10,570	Shaw Communications, Inc., Class B^	242,778
27,000	Singapore Press Holdings, Ltd.	89,355
5,713	Time Warner Cable, Inc.	555,246
26,010	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	102,545

		3,374,626

Metals & Mining (2.0%):
27,115	Alcoa, Inc.	235,358
13,636	Antofagasta plc	302,956
22,903	BHP Billiton plc	804,673
6,285	Detour Gold Corp.*	157,315
25,726	Eldorado Gold Corp.	331,147
3,083	Freeport-McMoRan Copper & Gold, Inc.	105,439
19,971	Glencore International plc^	116,367
32,663	Goldcorp, Inc.	1,198,731
28,184	Kinross Gold Corp.	273,791
6,160	Kinross Gold Corp.	59,875
12,806	Newcrest Mining, Ltd.	298,907
13,239	Newmont Mining Corp.	614,819
26,702	Osisko Mining Corp.*	214,819
69,095	Polyus Gold International, Ltd.*	230,790
388	POSCO	126,879
1,720	POSCO, ADR	141,298
9,237	Rio Tinto plc	538,178
12,660	Silver Wheaton Corp.	456,773

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Metals & Mining, continued
10,240	Stillwater Mining Co.*^	$130,867
1,193	Teck Resources, Ltd., Class B	43,366

		6,382,348

Multiline Retail (0.1%):
6,833	Kohl’s Corp.	293,683
922	Macy’s, Inc.	35,976

		329,659

Multi-Utilities (0.4%):
8,922	CMS Energy Corp.	217,518
10,877	Dominion Resources, Inc.	563,429
56,668	National Grid plc	648,997

		1,429,944

Office Electronics (0.2%):
14,300	Canon, Inc.	560,974

Oil, Gas & Consumable Fuels (5.7%):
4,628	Anadarko Petroleum Corp.	343,907
3,352	Apache Corp.	263,132
41,853	Athabasca Oil Corp.*	439,827
59,489	BG Group plc	997,369
9,498	BP plc, ADR	395,497
30,976	BP plc	214,592
10,773	Canadian Natural Resources, Ltd.	311,017
386	Chevron Corp.	41,742
12,905	Cobalt International Energy, Inc.*	316,947
735	ConocoPhillips	42,623
20,209	CONSOL Energy, Inc.	648,709
15,576	Devon Energy Corp.	810,575
33,033	Eni SpA	814,817
2,685	EOG Resources, Inc.	324,321
17,628	Genel Energy plc*	225,114
92	INPEX Corp.	491,075
18,664	KazMunaiGas Exploration Production, Registered Shares, GDR	337,638
40,729	Marathon Oil Corp.	1,248,751
27,007	Marathon Petroleum Corp.	1,701,441
4,029	Murphy Oil Corp.	239,927
20,390	Occidental Petroleum Corp.	1,562,078
26,526	Petroleo Brasileiro SA, ADR	511,953
25,921	Phillips 66	1,376,405
19,200	PTT pcl	209,494
23,859	QEP Resources, Inc.	722,212
4,962	Royal Dutch Shell plc, ADR	342,130
9,156	SM Energy Co.	478,035
5,980	Statoil ASA	150,121
26,579	Suncor Energy, Inc.	874,295
1,282	Suncor Energy, Inc.	42,280
13,918	Total SA, ADR	723,875

Shares		Fair Value
Oil, Gas & Consumable Fuels, continued
10,863	Total SA	$562,178
1,689	Valero Energy Corp.	57,629
12,995	Whiting Petroleum Corp.*	563,593

		18,385,299

Paper & Forest Products (0.0%):
1,419	International Paper Co.	56,533

Personal Products (0.1%):
34,259	Hypermarcas SA*	283,863
3,900	Kao Corp.	101,630

		385,493

Pharmaceuticals (3.3%):
8,619	Abbott Laboratories	564,545
6,681	Allergan, Inc.	612,848
3,900	Astellas Pharma, Inc.	175,223
16,924	AstraZeneca plc	799,963
823	AstraZeneca plc, ADR	38,903
3,170	Bayer AG	300,997
13,292	Bristol-Myers Squibb Co.	433,186
941	GlaxoSmithKline plc, ADR	40,905
150,000	Hypermarcas SA^(a)	162,375
16,855	Johnson & Johnson Co.	1,181,536
18,000	Kyowa Hakko Kogyo Co., Ltd.	177,791
26,920	Merck & Co., Inc.	1,102,105
14,385	Mylan, Inc.*	395,300
5,263	Novartis AG, Registered Shares	333,300
2,196	Perrigo Co.	228,450
66,973	Pfizer, Inc.	1,679,682
4,734	Roche Holding AG	964,696
891	Sanofi, ADR	42,216
5,844	Sanofi	554,154
14,640	Shire plc	449,567
3,200	Takeda Pharmaceutical Co., Ltd.	143,032
8,248	Teva Pharmaceutical Industries, Ltd., ADR	307,980
3,724	Valeant Pharmaceuticals International, Inc.*	222,583

		10,911,337

Professional Services (0.1%):
20,118	Qualicorp SA*	209,432

Real Estate Investment Trusts (REITs) (0.7%):
9,715	American Capital Agency Corp.	281,152
6,632	American Tower Corp.	512,454
4,100	Equity Residential Property Trust	232,347
4,563	Health Care REIT, Inc., Series I	260,804

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Real Estate Investment Trusts (REITs), continued
118,965	Link REIT (The)	$595,015
77,900	Macquarie Mexico Real Estate Management SA de CV(b)*	151,459
875	Simon Property Group, Inc.	138,329
725	Unibail	177,465

		2,349,025

Real Estate Management & Development (0.8%):
11,592	BR Malls Participacoes SA	153,608
8,983	Brookfield Asset Management, Inc., Class A	329,227
136,000	CapitaLand, Ltd.	417,340
13,000	Mitsui Fudosan Co., Ltd.	317,659
59,321	St. Joe Co. (The)*^	1,369,129

		2,586,963

Road & Rail (0.7%):
46,740	Asciano, Ltd.	228,366
3,720	Canadian Pacific Railway, Ltd.	378,026
589	Canadian Pacific Railway, Ltd., Class 1	59,765
10,200	East Japan Railway Co.	659,608
6,905	Union Pacific Corp.	868,097
4,100	West Japan Railway Co.	161,496

		2,355,358

Semiconductors & Semiconductor Equipment (1.5%):
25,204	Applied Materials, Inc.	288,334
6,119	ASML Holding NV	396,097
770	ASML Holding NV, NYS	49,596
46,549	Freescale Semiconductor, Ltd.*^	512,504
55,639	Intel Corp.	1,147,833
824	KLA-Tencor Corp.	39,354
4,200	ROHM Co., Ltd.	136,466
1,457	Samsung Electronics Co., Ltd.	2,085,539
96,836	Taiwan Semiconductor Manufacturing Co., Ltd.	324,113

		4,979,836

Software (1.8%):
64,018	Activision Blizzard, Inc.	679,871
1,608	Adobe Systems, Inc.*	60,589
1,620	CA, Inc.	35,608
818	Check Point Software Technologies, Ltd.*	38,970
2,500	Citrix Systems, Inc.*	164,375
40,111	Electronic Arts, Inc.*	582,813
635	Intuit, Inc.	37,783
38,742	Microsoft Corp.	1,035,574

Shares		Fair Value
Common Stocks, continued**
Software, continued
2,500	Nintendo Co., Ltd.	$266,797
69,831	Oracle Corp.	2,326,768
3,150	Red Hat, Inc.*	166,824
2,685	SAP AG	215,062
1,820	Symantec Corp.*	34,234
7,617	TIBCO Software, Inc.*	167,650
1,700	VMware, Inc., Class A*^	160,038

		5,972,956

Specialty Retail (0.3%):
660	Ross Stores, Inc.	35,739
8,190	Tiffany & Co.	469,615
7,610	Yamada Denki Co., Ltd.^	293,514
123,384	Zhongsheng Group Holdings, Ltd.	188,418

		987,286

Textiles, Apparel & Luxury Goods (0.1%):
539	Coach, Inc.	29,920
2,315	LVMH Moet Hennessy Louis Vuitton SA	431,345

		461,265

Tobacco (0.0%):
2,900	British American Tobacco Malaysia Berhad	58,887
582	KT&G Corp.*	44,142
582	Philip Morris International, Inc.	48,678

		151,707

Trading Companies & Distributors (0.5%):
24,600	Mitsubishi Corp.	472,937
72,200	Mitsui & Co., Ltd.	1,080,320
12,400	Sumitomo Corp.	158,968

		1,712,225

Transportation Infrastructure (0.2%):
615,711	Delta Topco, Ltd.*(b)	380,017
17,381	Novorossiysk Commercial Sea Trade Port, Registered Shares, GDR	119,767

		499,784

Water Utilities (0.1%):
8,154	American Water Works Co., Inc.	302,758

Wireless Telecommunication Services (1.1%):
21,626	America Movil SAB de CV, Series L, ADR	500,426
235,600	Axiata Group Berhad	509,258
3,108	Crown Castle International Corp.*	224,273

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued**
Wireless Telecommunication Services, continued
72,590	Far EasTone Telecommunications Co., Ltd.	$185,477
5,300	KDDI Corp.	374,430
9,272	Leap Wireless International, Inc.*^	61,659
29,186	MetroPCS Communications, Inc.*	290,109
434	Millicom International Cellular SA, SDR	37,739
4,596	MTN Group, Ltd.	96,744
289	NTT DOCOMO, Inc.	415,119
2,073	Philippine Long Distance Telephone Co., ADR	127,096
5,757	Rogers Communications, Inc., Class B	262,059
1,700	SOFTBANK Corp.	62,217
10,744	Vodafone Group plc, ADR	270,642
90,274	Vodafone Group plc	226,991

		3,644,239

Total Common Stocks (Cost $162,713,798)		177,811,926

Preferred Stocks** (1.0%):
Automobiles (0.3%):
3,909	Volkswagen AG, Preferred Shares	889,219

Commercial Banks (0.7%):
12,582	Citigroup Capital XIII, Preferred Shares	351,038
15,500	GMAC Capital Trust I, Series 2, Preferred Shares	413,074
8,233	HSBC Holdings plc, Series 2, Preferred Shares	226,901
17,685	Itau Unibanco Holding SA, Preferred Shares	292,189
5,440	RBS Capital Funding Trust VII, Series G, Preferred Shares	112,717
8,669	Royal Bank of Scotland Group plc, Series T, Preferred Shares, ADR	207,276
4,850	Royal Bank of Scotland Group plc, Series M, Preferred Shares, ADR	109,562
2,900	Royal Bank of Scotland Group plc, Series Q, Preferred Shares, ADR	66,700
4,409	U.S. Bancorp, Series G, Preferred Shares	122,306
7,709	U.S. Bancorp, Series F, Preferred Shares	220,786

		2,122,549

Shares or Principal Amount		Fair Value
Preferred Stocks, continued**
Food & Staples Retailing (0.1%):
6,700	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Preferred Shares	$294,901

Total Preferred Stocks (Cost $2,854,528)		3,306,669

Warrant** (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd., Strike price AUD 1.28, Expires 7/15/18	17,077

Total Warrant (Cost $–)		17,077

Convertible Preferred Stocks** (0.5%):
Aerospace & Defense (0.1%):
3,087	United Technologies Corp.	171,977

Automobiles (0.1%):
6,977	General Motors Co., Series B	307,895

Commercial Banks (0.1%):
140	Wells Fargo & Co., Series L, Class A	171,500

Electric Utilities (0.2%):
5,676	Nextera Energy, Inc.	282,949
4,820	PPL Corp., 9.50%	253,098
4,100	PPL Corp., 8.75%	220,293

		756,340

Health Care Providers & Services (0.0%):
3,038	Omnicare Capital Trust II, Series B	146,109

Total Convertible Preferred Stocks (Cost $1,474,163)		1,553,821

Private Placements** (0.6%):
Commercial Banks (0.2%):
$150,000	Banco Santander SA, 4.13%, 11/9/22(a)	152,625
200,000	Sberbank of Russia/SB Capital SA, 5.13%, 10/29/22(a)	203,250
200,000	Vnesheconombank, 6.03%, 7/5/22(a)	232,500

		588,375

Diversified Financial Services (0.1%):
78,000	Hyundai Capital America, Inc., 1.63%, 10/2/15(a)	78,469
124,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(a)	124,888

		203,357

Oil, Gas & Consumable Fuels (0.1%):
185,103	Odebrecht Drilling VIII/IX, 6.35%, 6/30/21(a)	207,943

Paper & Forest Products (0.0%):
425,000	TFS Corp., Ltd., 11.00%, 7/15/18(c)	408,530

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Private Placements, continued**
Sovereign Bonds (0.1%):
$200,000	Ukraine Government, 7.80%, 11/28/22(a)	$201,028

Tobacco (0.1%):
200,000	B.A.T. International Finance plc, 2.13%, 6/7/17(a)	204,932

Total Private Placements (Cost $1,752,967)		1,814,165

Convertible Bonds** (2.7%):
Automobiles (0.2%):
400,000	Volkswagen International Finance NV, 5.50%, 11/9/15(a)	581,119

Biotechnology (0.2%):
321,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	541,286

Commercial Banks (0.0%):
7,000	CSG Guernsey V, Ltd., 4.00%, 3/29/13	10,473

Diversified Financial Services (0.8%):
216,000	CSG Guernsey V, Ltd., 4.00%, 3/29/13	323,154
1,570,000	Dana Gas Sukuk, Ltd., 7.50, 10/31/49, Series DANA	1,264,007
2,000,000	Wharf Finance (2014), Ltd., 2.30%, 6/7/14+	261,786
50,000,000	Zeus (Cayman), 0.66%, 8/19/13+	562,804
20,000,000	Zeus Cayman II, Series REGS, 1.02%, 8/18/16+	248,441

		2,660,192

Food & Staples Retailing (0.1%):
400,000	Olam International, Ltd., 6.00%, 10/15/16	358,000

Food Products (0.1%):
400,000	REI Agro, Ltd., Series REGS, 5.50%, 11/13/14	273,848

Health Care Equipment & Supplies (0.1%):
400,000	Hologic, Inc., Series 2010, 2.00%, 12/15/37(d)	446,000

Metals & Mining (0.0%):
17,000	Stillwater Mining Co., Series SWC, 1.75%, 10/15/32, Callable 10/20/19 @ 100	19,816

Principal Amount		Fair Value
Convertible Bonds, continued**
Oil, Gas & Consumable Fuels (0.2%):
$570,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	$575,344

Pharmaceuticals (0.2%):
102,000	Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17	160,013
279,000	Mylan, Inc., 3.75%, 9/15/15	593,048

		753,061

Real Estate Management & Development (0.6%):
500,000	CapitaLand, Ltd., 2.10%, 11/15/16	411,992
250,000	CapitaLand, Ltd., 3.13%, 3/5/18	220,326
750,000	CapitaLand, Ltd., Series CAPL, 2.95%, 6/20/22	608,009
75,000	Forest City Enterprises, Inc., 4.25%, 8/15/18	78,891
200,000	Pyrus, Ltd., Series REGS, 7.50%, 12/20/15	224,200
100,000	PYRUS, Ltd., 7.50%, 12/20/15	112,100
500,000	Ying Li International Real Estate, Ltd., 4.00%, 3/3/15	431,952

		2,087,470

Software (0.1%):
120,000	Electronic Arts, Inc., 0.75%, 7/15/16	110,625
80,000	Take-Two Interactive Software, Inc., 4.38%, 6/1/14	97,150
267,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16	253,984

		461,759

Total Convertible Bonds (Cost $7,190,154)		8,768,368

Floating Rate Loans** (0.3%):
Industrials (0.0%):
105,641	Hamilton Sundstrand Industrial, 5.00%, 12/5/19(d)	106,565

Insurance (0.2%):
571,000	Delta Debtco, Ltd., 0.09%, 10/30/19(b)(d)	562,435

Machinery (0.0%):
55,400	Navistar International Corp., 7.00%, 8/17/17(d)	55,539

Metals & Mining (0.0%):
106,932	Essar Steel Algoma, Inc., 8.75%, 9/18/14(d)	105,328

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Floating Rate Loans, continued**
Oil, Gas & Consumable Fuels (0.1%):
$247,677	GNL Quintero SA, 1.46%, 6/20/23(d)	$213,745

Total Floating Rate Loans (Cost $1,036,394)		1,043,612

Collateralized Mortgage Obligations** (0.1%):
384,503	Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/13(a)(d)	383,710

Total Collateralized Mortgage Obligations (Cost $372,549)		383,710

Corporate Bonds** (1.4%):
Beverages (0.1%):
163,000	Anheuser-Busch InBev NV Worldwide, Inc., 1.38%, 7/15/17	164,716

Capital Markets (0.1%):
100,000	Ford Motor Credit Co. LLC, 7.00%, 4/15/15	111,504
100,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	116,847
79,000	Morgan Stanley, 4.75%, 3/22/17	86,186
29,000	Morgan Stanley, 4.88%, 11/1/22	30,026

		344,563

Commercial Banks (0.1%):
143,000	Ally Financial, Inc., 4.50%, 2/11/14	147,111
210,000	HSBC USA, Inc., 1.63%, 1/16/18	210,191
250,000	JPMorgan Chase Bank NA, 0.64%, 6/13/16	243,041

		600,343

Communications Equipment (0.1%):
186,000	Hughes Satellite Systems, 6.50%, 6/15/19	205,065
60,000	Hughes Satellite Systems, 7.63%, 6/15/21	68,250

		273,315

Construction Materials (0.1%):
75,000	Building Materials Corp., 6.88%, 8/15/18, Callable 8/15/14 @ 103.44(a)	81,000
211,000	Texas Industries, Inc., 9.25%, 8/15/20, Callable 8/15/15 @ 104.63	226,298

		307,298

Diversified Financial Services (0.2%):
437,000	Bank of America Corp., 1.50%, 10/9/15	439,233

Principal Amount		Fair Value
Corporate Bonds, continued**
Diversified Financial Services, continued
$133,000	Citigroup, Inc., Series A, 5.95%, Callable 1/30/23 @ 100(d)	$134,663

		573,896

Health Care Equipment & Supplies (0.0%):
30,000	DJO Finance LLC/ DJO Finance Corp., 9.75%, 10/15/17, Callable 10/15/13 @ 107.31	26,700

Health Care Providers & Services (0.1%):
117,000	DaVita, Inc., 6.38%, 11/1/18, Callable 11/1/13 @ 104.78	125,483
Health Care Providers & Services, continued
82,000	DaVita, Inc., 6.63%, 11/1/20, Callable 11/1/14 @ 104.97	89,175

		214,658

Industrial Conglomerates (0.1%):
178,000	General Electric Capital Corp., Series A, 5.63%, 5/1/18	211,381

IT Services (0.1%):
163,000	SunGard Data Systems, Inc., 7.38%, 11/15/18, Callable 11/15/13 @ 105.53	174,614

Media (0.1%):
135,000	Cablevision Systems Corp., 5.88%, 9/15/22	135,169
290,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22, Callable 9/30/17 @ 102.63	293,625

		428,794

Oil, Gas & Consumable Fuels (0.3%):
305,000	Consol Energy, Inc., 8.00%, 4/1/17, Callable 4/1/14 @ 104	330,163
156,000	Linn Energy LLC / Linn Energy Finance Corp., 7.75%, 2/1/21, Callable 9/15/15 @ 103.88	166,140
325,000	Reliance Holdings USA, Inc., 4.50%, 10/19/20(a)	340,295

		836,598

Transportation Infrastructure (0.2%):
473,408	Delta Topco, Ltd., 10.00%, 11/24/60(b)	483,288

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Corporate Bonds, continued**
Wireless Telecommunication Services (0.0%):
$128,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88^	$130,560

Total Corporate Bonds (Cost $4,383,706)		4,770,724

Foreign Bonds** (11.2%):
Commercial Banks (0.3%):
360,000	Lloyds TSB Bank plc, Series E, 13.00%, Callable 1/22/29 @ 100+(d)	848,634

Media (0.0%):
100,000	Nara Cable Funding, Ltd., 8.88%, 12/1/18, Callable 12/1/13 @ 108.88+(a)	133,960

Metals & Mining (0.0%):
96,000	New World Resources BV, Series REGS, 7.88%, 5/1/18, Callable 5/1/14 @ 103.94+	130,945

Pharmaceuticals (0.1%):
100,000	Capsugel FinanceCo SCA, 9.88%, 8/1/19, Callable 8/1/14 @ 107.41+(a)	148,478

Sovereign Bonds (10.8%):
817,000	Australian Government, Series 129, 5.50%, 12/15/13+	870,988
1,151,000	Australian Government, Series 124, 5.75%, 5/15/21+	1,423,463
330,000	Australian Government, Series 128, 5.75%, 7/15/22+	413,078
2,630,000	Australian Government, Series 133, 5.50%, 4/21/23+	3,256,067
4,136,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.66%, 1/1/21+(e)	2,128,294
521,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(e)	700,530
1,262,000	Brazil Nota do Tesouro Nacional, Series NTNB, 8/15/22+(e)	1,696,871
2,141,024	Bundesrepublik Deutschland, Series 2007, 4.25%, 7/4/17+	3,333,171
1,685,000	Bundesrepublik Deutschland, Series 9, 3.50%, 7/4/19+	2,626,807
323,000	Canadian Government, 4.00%, 6/1/16+	353,949

Principal Amount		Fair Value
Foreign Bonds, continued**
Sovereign Bonds, continued
$539,000	Canadian Government, 1.50%, 3/1/17+	$545,136
397,000	Canadian Government, 3.50%, 6/1/20+	451,072
228,210	German Treasury Bill, 1/9/13+	301,162
228,210	German Treasury Bill, 1/23/13+	301,157
1,950,000	Hong Kong Government, 4.13%, 2/22/13+	253,065
3,050,000	Hong Kong Government, 2.03%, 3/18/13+	395,102
1,150,000	Hong Kong Government, 1.67%, 3/24/14+	151,172
2,750,000	Hong Kong Government, 3.51%, 12/8/14+	377,887
1,400,000	Hong Kong Government, 1.69%, 12/22/14+	186,093
80,000,000	Japan Treasury Bill, Series 293, 0.09%, 1/16/13+	923,554
70,000,000	Japan Treasury Bill, Series 259, 0.09%, 2/20/13+	808,022
40,000,000	Japan Treasury Bill, Series 328, 0.09%, 3/11/13+	461,706
40,000,000	Japan Treasury Bill, Series 307, 0.10%, 3/11/13+	461,706
1,925,000	Malaysian Government, Series 0509, 3.21%, 5/31/13+	630,082
970,000	Malaysian Government, Series 0108, 3.46%, 7/31/13+	318,041
1,804,000	Malaysian Government, Series 2/04, 5.09%, 4/30/14+	605,743
102,500,000	Mexican Cetes, Series BI, 3/21/13+(f)	785,592
122,596,000	Mexican Cetes, Series BI , 4/4/13+(f)	938,068
1,026,000	Poland Government Bond, Series CPI, 3.00%, 8/24/16+	454,570
339,000	Singapore Treasury Bill, Series 182, 0.20%, 1/10/13+	277,584
913,000	Singapore Treasury Bill, Series 182, 0.19%, 1/24/13+	747,521

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Foreign Bonds, continued**
Sovereign Bonds, continued
$1,200,000	Singapore Treasury Bill, Series 91, 0.22%, 1/31/13+	$982,456
1,260,000	Singapore Treasury Bill, 0.28%, 2/7/13+	1,031,537
160,000	Switzerland Government, 2.00%, 4/28/21+	198,942
114,000	Switzerland Government, 2.00%, 5/25/22+	142,630
150,000	Switzerland Government, 4.00%, 2/11/23+	219,930
250,000	Turkey Government, 5.33%, 2/20/13+	139,020
718,965	Turkey Government, 5.65%, 5/15/13+	394,144
1,229,000	Turkey Government, 7.50%, 9/24/14+(d)	704,969
2,082,541	United Kingdom Treasury Note, 4.75%, 3/7/20+	4,176,955

		35,167,836

Total Foreign Bonds (Cost $35,345,876)		36,429,853

Yankee Dollars** (1.8%):
Commercial Banks (0.8%):
200,000	Banco Bradesco (Cayman), 4.50%, 1/12/17(a)	213,000
275,000	Banco Estado Chile, 2.03%, 4/2/15	280,805
220,000	Banco Santander SA, 2.31%, 2/14/14(a)(d)	217,363
520,000	Barclays Bank plc, 7.63%, 11/21/22^	519,350
250,000	Commonwealth Bank of Australia NY, 1.90%, 9/18/17	255,606
200,000	Export-Import Bank of Korea, 1.25%, 11/20/15	200,332
230,000	Nordea Bank AB, 3.13%, 3/20/17(a)	244,916
209,000	Oversea-Chinese Banking Corp., 1.63%, 3/13/15(a)	211,595
300,000	Rabobank Nederland - Utrecht, 3.38%, 1/19/17	322,286
200,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	238,052

		2,703,305

Diversified Financial Services (0.1%):
200,000	CSG Guernsey I, Ltd., Series REGS, 7.88%, 2/24/41, Callable 8/24/16 @ 100(d)	211,580

Principal Amount		Fair Value
Yankee Dollars, continued**
Industrial Conglomerates (0.1%):
$200,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(a)	$212,223

Metals & Mining (0.0%):
139,000	FMG Resources August 2006, 6.00%, 4/1/17, Callable 4/1/15 @ 103(a)	141,780

Oil, Gas & Consumable Fuels (0.2%):
240,000	Bumi Investment Pte, Ltd., 10.75%, 10/6/17, Callable 10/6/14 @ 105.38(a)	212,400
275,000	OGX Austria GmbH, 8.50%, 6/1/18, Callable 6/1/15 @ 104.25^(a)	247,500
172,000	Petrobras International Finance Co., 3.50%, 2/6/17	180,384
100,000	TNK-BP Finance SA, 6.63%, 3/20/17(a)	113,750

		754,034

Real Estate Management & Development (0.1%):
200,000	Sun Hung Kai Properties, Series E, 4.50%, 2/14/22	213,637

Road & Rail (0.1%):
247,923	Inversiones Alsacia SA, 8.00%, 8/18/18, Callable 2/18/15 @ 104(c)	249,815
87,000	Viterra, Inc., 5.95%, 8/1/20(a)	94,185

		344,000

Sovereign Bonds (0.3%):
357,000	Netherlands Government, 1.00%, 2/24/17(a)	359,893
575,000	Republic of Turkey, 6.75%, 4/3/18	695,031

		1,054,924

Wireless Telecommunication Services (0.1%):
274,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75	302,085

Total Yankee Dollars (Cost $5,807,534)		5,937,568

U.S.Treasury Obligations** (17.3%):
U.S. Treasury Bills (11.7%)
2,045,000	0.05%, 1/3/13	2,045,000
2,275,000	0.08%, 1/10/13	2,274,984
5,365,000	0.09%, 1/24/13	5,364,936
4,600,000	0.09%, 2/21/13	4,599,777
20,638,000	0.08%, 3/7/13	20,636,802

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Contracts or Principal Amount		Fair Value
U.S.Treasury Obligations, continued**
U.S. Treasury Bills, continued
$2,960,000	0.04%, 3/14/13	$2,959,796
290,000	0.08%, 3/28/13	289,976

		38,171,271

U.S. Treasury Notes (5.6%)
2,900,000	2.25%, 3/31/16	3,072,866
1,491,500	0.63%, 9/30/17	1,488,820
1,530,000	1.38%, 9/30/18	1,572,793
1,238,800	1.00%, 9/30/19	1,230,283
384,200	1.25%, 10/31/19	387,382
4,834,600	3.50%, 5/15/20	5,613,048
2,496,600	2.63%, 8/15/20	2,741,579
414,700	2.00%, 11/15/21	430,413
606,100	1.75%, 5/15/22	611,356
1,119,100	1.63%, 11/15/22	1,106,859

		18,255,399

Total U.S.Treasury Obligations (Cost $56,180,141)		56,426,670

U.S. Government Agency Mortgages** (0.1%):
185,000	Federal National Mortgage Association, 3.00%, 1/25/42	193,845

Total U.S. Government Agency Mortgages (Cost $193,209)		193,845

Purchased Put Options** (0.1%):
147	On Consol Energy, Inc., Strike @ 31 Exp 1/19/13	9,776
26,710	On EUR USD FX 1.20 Put 6/03/13	8,422
220	On Hess Corp., Strike @ 48 Exp 1/19/13	7,700
23	On KOSPI Index, Strike @ 244 Exp 12/12/13	17,727
92	On Nikkei 225 Index, Strike @ 9354 Exp 12/13/13	134,717
685	On Russell 2000 Index, Strike @ 783 Exp 2/15/13	5,846
686	On Russell 2000 Index, Strike @ 781 Exp 1/18/13	1,745
14	On S&P 500 Index, Strike @ 1410 Exp 1/19/13	21,490
1,068	On S&P 500 Index, Strike @ 1374 Exp 1/18/13	9,927
534	On S&P 500 Index, Strike @ 1373 Exp 3/15/13	16,869

Contracts		Fair Value
Purchased Put Options, continued**
533	On S&P 500 Index, Strike @ 1376 Exp 1/18/13	$5,166
534	On S&P 500 Index, Strike @ 1372 Exp 2/15/13	11,588

Total Purchased Put Options (Cost $500,841)		250,973

Purchased Call Options** (0.6%):
27,342	On Activision Blizzard, Inc., Strike @ 20 Exp 1/17/14	212
19,845	On Aetna, Inc., Strike @ 60 Exp 1/18/14	24,119
20,464	On Agnico-Eagle Mines, Ltd., Strike @ 85 Exp 1/17/14	18,347
49,392	On Alcoa, Inc., Strike @ 15 Exp 1/17/14	3,280
154	On Anadarko Petroleum Corp., Strike @ 75 Exp 3/16/13	66,605
72	On Anadarko Petroleum Corp., Strike @ 80 Exp 5/18/13	29,340
24,268	On AngloGold, Ltd., Strike @ 65 Exp 1/17/14	2,492
15	On Apple, Inc., Strike @ 635 Exp 2/16/13	6,113
2,073	On Autozone, Inc., Strike @ 550 Exp 1/17/14	1,278
110,249	On Bank of America Corp., Strike @ 17 Exp 1/18/14	42,476
110,307	On Barrick Gold Corp., Strike @ 80 Exp 1/17/14	4,240
59,535	On Best Buy Co., Inc., Strike @ 30 Exp 1/18/14	1,576
17,640	On Boeing Co., Strike @ 110 Exp 1/17/14	4,499
49,833	On Boston Scientific, Strike @ 10 Exp 1/17/14	1,104
49,392	On Bristol-Myers, Strike @ 50 Exp 1/17/14	2,950
26,460	On Broadcom Corp., Strike @ 55 Exp 1/18/14	8,020
28,665	On Caterpillar, Inc., Strike @ 135 Exp 1/18/14	22,150
12,300	On CBOE Volatility Index, Strike @ 18 Exp 1/16/13	17,835
110,249	On Cisco Systems, Inc., Strike @ 30 Exp 1/18/14	12,387
110,249	On Citigroup, Inc., Strike @ 50 Exp 1/18/14	236,283
9,709	On Coeur D’Alene Mines Corp., Strike @ 40 Exp 1/17/14	11,099
55,125	On Corning, Inc., Strike @ 20 Exp 1/17/14	7,237

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Contracts		Fair Value
Purchased Call Options, continued**
28,813	On Eldorado Gold Corp., Strike @ 25 Exp 1/17/14	$6,740
77,175	On EMC Corp., Strike @ 40 Exp 1/18/14	12,791
7,715	On Endeavour Silver Corp., Strike @ 20 Exp 1/17/14	1,149
4,874	On First Majestic Silver Corp., Strike @ 35 Exp 1/17/14	4,256
59,535	On Freeport-Mcmoran Copper & Gold, Inc., Strike @ 65 Exp 1/18/14	5,959
110,249	On General Electric Co., Strike @ 35 Exp 1/18/14	1,645
59,566	On Gold Fields, Ltd., Strike @ 22 Exp 1/17/14	5,753
68,969	On Goldcorp, Inc., Strike @ 80 Exp 1/17/14	6,722
4,415	On GSSZJPFX, Strike @ 94 Exp 3/14/14(b)	48,565
41,895	On Halliburton Co., Strike @ 55 Exp 1/18/14	13,208
15,193	On Harmony Gold Mining, Strike @ 15 Exp 1/17/14	3,704
110,249	On Hewlett-Packard Co., Strike @ 30 Exp 1/18/14	10,773
8,820	On Humana, Inc., Strike @ 105 Exp 1/18/14	4,441
25,625	On Iamgold Corp., Strike @ 30 Exp 1/17/14	1,994
11,466	On IBM, Strike @ 295 Exp 1/17/14	1,348
110,249	On Intel Corp., Strike @ 40 Exp 1/18/14	728
30,870	On JC Penney Company Inc., Strike @ 55 Exp 1/18/14	6,822
110,249	On Jpmorgan Chase & Co., Strike @ 60 Exp 1/18/14	64,328
110,307	On Kinross Gold Corp., Strike @ 20 Exp 1/17/14	12,321
39,690	On Las Vegas Sands Corp.,	17,459
88,200	On Lowe’s Co., Strike @ 45 Exp 1/18/14	86,433
63,945	On Marvell Tech Group Ltd, Strike @ 20 Exp 1/18/14	749
3,307	On Mastercard, Strike @ 660 Exp 1/18/14	21,828
19,845	On Mcdonald’S Corp., Strike @ 135 Exp 1/17/14	1,353
110,249	On Microsoft Corp., Strike @ 45 Exp 1/18/14	3,356
15,435	On Monster Beverage Corp, Strike @ 105 Exp 1/18/14	2,703

Contracts		Fair Value
Purchased Call Options, continued**
81	On Murphy Oil Corp., Strike @ 63 Exp 1/19/13	$4,050
36,162	On Netapp, Inc., Strike @ 60 Exp 1/18/14	6,187
16,343	On New Gold Inc., Strike @ 22 Exp 1/17/14	3,473
88,246	On Newmont Mining, Strike @ 90 Exp 1/17/14	30,976
83	On Nikkei 225 Index, Strike @ 9685 Exp 3/14/14	114,672
76	On Nikkei 225 Index, Strike @ 9618 Exp 12/13/13	97,794
46	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	27,690
12	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	7,223
92	On Nikkei 225 Index, Strike @ 9400 Exp 12/13/13	131,779
92	On Nikkei 225 Index, Strike @ 9600 Exp 12/13/13	119,435
92	On Nikkei 225 Index, Strike @ 9400 Exp 12/13/13	131,779
15,102	On Novagold Resources, Strike @ 12 Exp 1/17/14	1,148
27,555	On Pan American Silver, Strike @ 50 Exp 1/17/14	1,090
4,410	On Priceline.Com, Inc., Strike @ 1000 Exp 1/18/14	37,851
44,100	On Qualcomm, Inc., Strike @ 95 Exp 1/18/14	13,822
3,720	On Randgold Resources, Strike @ 165 Exp 1/17/14	6,074
3,664	On Royal Gold Inc., Strike @ 125 Exp 1/17/14	5,894
5	On S&P 500 Index, Strike @ 1520 Exp 2/16/13	938
26,460	On Safeway, Inc., Strike @ 25 Exp 1/17/14	10,861
2,414	On Searidge Gold, Strike @ 30 Exp 1/17/14	1,815
6,746	On Silver Standard Resources Inc., Strike @ 30 Exp 1/17/14	2,450

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares or Contracts		Fair Value
Purchased Call Options, continued**
27,673	On Silver Wheaton, Strike @ 55 Exp 1/17/14	$35,499
15,738	On Silvercorp Metals Inc., Strike @ 15 Exp 1/17/14	600
97,019	On Staples Inc., Strike @ 20 Exp 1/18/14	5,917
6,615	On Starwood Hotels, Strike @ 85 Exp 1/17/14	6,013
17,649	On Stillwater Mining Co., Strike @ 25 Exp 1/17/14	3,813
49	On Taiwan Stock Exchange, Strike @ 7057 Exp 12/18/13	43,071
75	On Taiwan Stock Exchange, Strike @ 7249 Exp 12/18/13	56,545
27,841	On Talisman Energy, Inc., Strike @ 13 Exp 4/19/13	9,207
16,758	On United Technologies, Strike @ 120 Exp 1/18/14	4,598
22,050	On Unitedhealth Group, Strike @ 85 Exp 1/18/14	3,253
10,143	On Visa Inc, Strike @ 190 Exp 1/18/14	30,820
15,435	On Western Union Co., Strike @ 25 Exp 1/17/14	1,070
77,175	On Yahoo! Inc, Strike @ 25 Exp 1/18/14	60,123
66,238	On Yamana Gold, Inc., Strike @ 30 Exp 1/17/14	20,116
15,435	On Yum! Brands, Inc., Strike @ 100 Exp 1/17/14	7,731

Total Purchased Call Options (Cost $2,596,917)		1,916,147

Shares or Principal Amount		Fair Value
Exchange Traded Funds** (2.4%):
$2,332	ETFS Platinum Trust(g)	$352,972
2,762	ETFS Physical Palladium Shares(g)	191,186
75,708	iShares Gold Trust(g)	1,231,769
37,425	SPDR Gold Trust(g)	6,063,224

Total Exchange Traded Fund (Cost $7,764,484)		7,839,151

Securities Held as Collateral for Securities on Loan** (1.2%):
4,008,047	Allianz Variable Insurance Products Securities Lending Collateral Trust(h)	4,008,047

Total Securities Held as Collateral for Securities on Loan (Cost $4,008,047)		4,008,047

Unaffiliated Investment Companies (0.7%):
2,213,590	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(i)***	2,213,590
9,881	VinaLand, Ltd.**	3,796

Total Unaffiliated Investment Companies (Cost $2,220,115)		2,217,386

Total Investment Securities
(Cost $296,395,423)(j) — 96.4%		314,689,709
Net other assets (liabilities) — 3.6%		11,853,806

Net Assets — 100.0%		$326,543,515

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MTN—Medium Term Note

NYS—New York Shares

OTC—Over The Counter

SDR—Swedish Depository Receipt

SPDR—Standard & Poor’s Depository Receipts

USD—United School District

*	Non-income producing security.

**	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

***	All or a portion of these securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $3,925,187.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.65% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.21% of the net assets of the fund.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2012. The date presented represents the final maturity date.

(e)	Principal amount is stated in 1,000 Brazilian Real Units.

(f)	Principal amount is stated in 100 Mexican Peso Units.

(g)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Investment Trust Subsidiary”).

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(i)	The rate represents the effective yield at December 31, 2012.

(j)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	2.5%
Bermuda	0.5
Brazil	2.6
British Virgin Islands	0.1
Canada	3.0
Cayman Islands	0.7
Chile	0.3
China	0.2
Denmark	0.1
France	1.8
Germany	4.0
Guernsey	0.2
Hong Kong	1.0
India	0.1
Indonesia	—	^
Ireland (Republic of)	0.5
Israel	0.1
Italy	0.6
Japan	8.0
Jersey	0.6
Kazakhstan	0.1
Luxembourg	0.3
Malaysia	0.9
Mexico	0.9
Netherlands	1.6
Norway	—	^
Panama	0.1
Philippines	—	^
Poland	0.1
Portugal	—	^
Republic of Korea (South)	0.9
Russian Federation	0.3
Singapore	2.3
South Africa	0.1
Spain	0.2
Sweden	0.2
Switzerland	1.8
Taiwan	0.4
Thailand	0.3
Turkey	0.6
Ukraine	0.1
United Arab Emirates	—	^
United Kingdom	5.4
United States	56.5

	100.0%

^	Represents less than 0.05%.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Futures Contracts***

Cash of $16,259,666 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Short	3/15/13	(24)	$(1,704,120)	$20,150
German Stock Index March Future (Euro)	Short	3/15/13	(1)	(251,373)	(288)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	47	6,240,719	(37,987)
S&P 500 Index E-Mini March Futures	Long	3/15/13	135	9,585,675	(32,065)
FTSE 100 Index March Futures (British Pounds)	Long	3/15/13	2	189,966	(1,129)
NIKKEI 225 March Futures (Japanese Yen)	Long	3/7/13	13	791,301	30,003
CAC40 10 Euro January Futures (Euro)	Long	1/18/13	21	1,009,410	(6,816)

					$(28,132)

Number of Contracts		Fair Value
Written Call Options** (0.0%)
(271)	On Alcoa, Inc., Strike @ 10 Exp 1/19/13	$(678)
(78)	On Activision Blizzard, Inc., Strike @ 13 Exp 1/19/13	(312)
(8,146)	On Mead Johnson Nutrition Co., Strike @ 100 Exp 1/18/13	—
(26,710)	On EUR USD FX 1.40 Call 6/03/13	(14,835)
(1,500)	On Japan OTC, Strike @ 4347 Exp 1/18/13	(6)
(3,700)	On 8801 Japan OTC, Strike @ 1522 Exp 1/18/13	(24,279)
(3,410)	On 7751 JP, Strike @ 2750 Exp 1/18/13	(23,329)
(342)	On Russell 2000 Index, Strike @ 854 Exp 2/15/13	(6,785)
(534)	On S&P 500 Index, Strike @ 1520 Exp 2/15/13	(2,276)
(92)	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	(55,379)
(34)	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	(20,467)
(58)	On Nikkei 225 Index, Strike @ 11291 Exp 3/14/14	(37,238)
(12,300)	On CBOE Volatility Index, Strike @ 28 Exp 1/16/13	(2,460)
(4,415)	On GSSZJPFX, Strike @ 111 Exp 3/14/14(b)	(22,074)
(96)	On Electronic Arts, Inc., Strike @ 17 Exp 3/16/13	(2,448)
(35)	On Kraft Foods Group, Inc., Strike @ 48 Exp 3/16/13	(1,838)
(30)	On Mattel, Inc., Strike @ 35 Exp 1/19/13	(5,400)
(71)	On Marathon Petroleum Corp., Strike @ 68 Exp 4/20/13	(18,460)
(81)	On Murphy Oil Corp., Strike @ 68 Exp 1/19/13	(810)
(165)	On Oracle Corp., Strike @ 34 Exp 1/19/13	(5,775)
(142)	On Oracle Corp., Strike @ 35 Exp 6/22/13	(20,235)
(198)	On Procter & Gamble Co. (The), Strike @ 73 Exp 7/20/13	(16,137)
(88)	On Pultegroup, Inc., Strike @ 19 Exp 4/20/13	(12,716)
(146)	On Phillips 66, Strike @ 48 Exp 1/19/13	(77,380)
(76)	On SanDisk Corp., Strike @ 45 Exp 1/19/13	(6,422)
(52)	On Vertex Pharmaceuticals, Inc., Strike @ 40 Exp 1/19/13	(13,780)
(17)	On Valeant Pharmaceuticals International, Inc., Strike @ 50 Exp 1/19/13	(17,170)

Total Written Call Options (Premiums Received $(377,621))		$(408,689)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Number of Contracts		Fair Value
Written Put Options** (0.0%)
(4,415)	On GSSZJPFX, Strike @ 84 Exp 3/14/14(b)	$(26,490)
(92)	On Nikkei 225 Index, Strike @ 9200 Exp 12/13/13	(36,414)
(83)	On Nikkei 225 Index, Strike @ 9300 Exp 3/14/14	(43,730)
(1,900)	On Whiting Petroleum Corp., Strike @ 40 Exp 3/15/13	(3,332)
(92)	On Nikkei 225 Index, Strike @ 8592 Exp 12/13/13	(24,012)
(76)	On Nikkei 225 Index, Strike @ 8808 Exp 12/13/13	(23,000)
(21)	On Murphy Oil Corp., Strike @ 55 Exp 1/19/13	(578)
(73)	On Occidental Petroleum Corp., Strike @ 70 Exp 2/16/13	(6,424)
(14)	On S&P 500 Index, Strike @ 1335 Exp 1/19/13	(4,970)
(334)	On Consol Energy, Inc., Strike @ 25 Exp 1/19/13	(2,171)
(68)	On Devon Energy Corp., Strike @ 50 Exp 1/19/13	(3,604)
(143)	On Mattel, Inc., Strike @ 25 Exp 1/19/13	(715)
(75)	On Taiwan Stock Exchange, Strike @ 6525 Exp 12/18/13	(14,033)
(685)	On Russell 2000 Index, Strike @ 702 Exp 2/15/13	(1,472)
(686)	On Russell 2000 Index, Strike @ 701 Exp 1/18/13	(219)
(8,146)	On Mead Johnson Nutrition Co., Strike @ 60 Exp 1/17/14	(37,443)
(390)	On S&P 500 Index, Strike @ 1150 Exp 12/20/13	(15,195)
(49)	On Taiwan Stock Exchange, Strike @ 5759 Exp 12/18/13	(3,658)
(1,068)	On S&P 500 Index, Strike @ 1198 Exp 1/18/13	(271)
(534)	On S&P 500 Index, Strike @ 1196 Exp 2/15/13	(1,546)
(533)	On S&P 500 Index, Strike @ 1199 Exp 1/18/13	(141)
(92)	On Nikkei 225 Index, Strike @ 8287 Exp 12/13/13	(19,545)
(92)	On Nikkei 225 Index, Strike @ 8305 Exp 12/13/13	(19,782)
(534)	On S&P 500 Index, Strike @ 1232 Exp 3/15/13	(4,754)

Total Written Put Options (Premiums Received $(533,817))		$(293,499)

At December 31, 2012, the Fund’s open foreign currency contracts were as follows:**

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Deutsche Bank	1/11/13	618,479	$645,692	$641,539	$4,153
Brazilian Real	Deutsche Bank	1/3/13	2,091,100	1,000,000	1,021,131	(21,131)
Brazilian Real	Deutsche Bank	2/4/13	2,091,100	1,014,113	1,016,941	(2,828)
British Pound	JPMorgan Chase	1/10/13	374,000	601,990	607,432	(5,442)
British Pound	Deutsche Bank	1/11/13	1,019,600	1,642,066	1,655,979	(13,913)
British Pound	JPMorgan Chase	1/17/13	22,600	36,404	36,705	(301)
British Pound	Deutsche Bank	1/18/13	623,300	1,006,131	1,012,311	(6,180)
European Euro	Credit Suisse First Boston	1/9/13	228,210	278,356	301,216	(22,860)
European Euro	Credit Suisse First Boston	1/11/13	933,782	1,222,302	1,232,526	(10,224)
European Euro	UBS Warburg	1/17/13	194,769	253,130	257,095	(3,965)
European Euro	Credit Suisse First Boston	1/23/13	228,210	278,425	301,253	(22,828)
European Euro	Credit Suisse First Boston	1/24/13	786,730	1,040,049	1,038,546	1,503
European Euro	Deutsche Bank	2/1/13	1,312,745	1,716,545	1,733,047	(16,502)
Japanese Yen	UBS Warburg	1/16/13	80,000,000	1,020,825	923,712	97,113
Japanese Yen	UBS Warburg	2/20/13	70,000,000	890,064	808,491	81,573
Japanese Yen	Deutsche Bank	3/11/13	40,000,000	501,190	462,068	39,122
Japanese Yen	Deutsche Bank	3/11/13	40,000,000	485,437	462,068	23,369
Mexican Peso	Credit Suisse First Boston	3/21/13	10,250,000	766,584	787,216	(20,632)
Mexican Peso	Deutsche Bank	4/4/13	12,259,600	948,225	940,285	7,940
Singapore Dollar	UBS Warburg	1/24/13	913,000	725,438	747,586	(22,148)
Singapore Dollar	UBS Warburg	2/7/13	1,260,000	1,015,556	1,031,707	(16,151)
Turkish New Lira	Barclays Bank	2/20/13	250,000	137,612	139,283	(1,671)
Turkish New Lira	Credit Suisse First Boston	5/15/13	241,379	131,113	133,095	(1,982)
Turkish New Lira	Credit Suisse First Boston	5/15/13	477,586	260,066	263,339	(3,273)

			266,176,190	$17,617,313	$17,554,571	$62,742

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

At December 31, 2012, the Fund’s open forward cross currency contracts were as follows:**

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc/European Euro	UBS Warburg	441,536 CHF	365,518 EUR	$478,401	$479,025	$624
Swiss Franc/European Euro	Credit Suisse First Boston	769,954 CHF	637,100 EUR	844,864	846,427	1,563
European Euro/Japanese Yen	Deutsche Bank	570,000 EUR	629,344 JPY	745,650	780,012	34,362
European Euro/Japanese Yen	Barclays Bank	570,000 EUR	62,366,265 JPY	750,157	782,442	32,285
European Euro/Japanese Yen	Barclays Bank	290,000 EUR	33,129,890 JPY	382,587	382,849	(262)

				$3,201,659	$3,270,755	$68,572

Credit Default Swap Agreements—Sell Protection(a)**

At December 31, 2012, the Fund’s open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at December 31, 2012 (%)(b)	Notional Amount ($)(c)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America Investment Grade Index Swap Agreement with Goldman Sachs International, N.A.; Series 19	Goldman Sachs	12/20/17	0.95	(411,500)	1.00	1,220	958	262
CDX North America Investment Grade Index Swap Agreement with Goldman Sachs International; Series 19	Goldman Sachs	12/20/17	0.95	(377,800)	1.00	1,120	642	478
CDX North America Investment Grade Index Swap Agreement with Deutsche Bank Trust Co.; Series 19	Deutsche Bank	12/20/17	0.95	(765,000)	1.00	2,268	1,847	421
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A.; Series 19	JPMorgan Chase	12/20/17	0.95	(356,681)	1.00	1,057	151	906
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A.; Series 19	JPMorgan Chase	12/20/17	0.95	(713,361)	1.00	2,115	2,024	91

						7,780	5,622	2,158

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Interest Rate Swap Agreements**

At December 31, 2012, the Fund’s open interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	0.54%	9/14/15	Deutsche Bank	2,230,300	(2,043)	(2,043)
Pay	3-Month U.S. Dollar LIBOR BBA	0.50%	9/17/15	JPMorgan Chase	1,490,000	(158)	(158)
Pay	3-Month U.S. Dollar LIBOR BBA	1.28%	6/22/16	UBS Warburg	1,144,904	4,953	4,953
Pay	3-Month U.S. Dollar LIBOR BBA	1.30%	8/17/16	Deutsche Bank	1,253,000	4,917	4,917
Pay	3-Month U.S. Dollar LIBOR BBA	1.35%	8/24/16	Deutsche Bank	973,000	4,213	4,213
Pay	3-Month U.S. Dollar LIBOR BBA	1.01%	9/27/16	Deutsche Bank	8,250,000	4,544	4,544
Pay	3-Month U.S. Dollar LIBOR BBA	1.00%	9/28/16	Goldman Sachs	6,073,000	2,580	2,580
Pay	3-Month U.S. Dollar LIBOR BBA	1.55%	9/28/17	Goldman Sachs	3,527,000	1,358	1,358
Pay	3-Month U.S. Dollar LIBOR BBA	1.55%	10/4/17	JPMorgan Chase	3,943,789	1,286	1,286
Pay	3-Month U.S. Dollar LIBOR BBA	1.24%	9/14/18	Deutsche Bank	875,900	6,726	6,726
Pay	3-Month U.S. Dollar LIBOR BBA	1.19%	9/17/18	JPMorgan Chase	610,300	2,978	2,978

						31,354	31,354

See accompanying notes to the consolidated financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$296,395,423

Investment securities, at value	$314,689,709
Cash	36,341
Segregated cash for collateral	16,259,666
Interest and dividends receivable	853,328
Foreign currency, at value (cost $142,268)	142,482
Unrealized appreciation on forward currency contracts	323,607
Unrealized appreciation on swap agreements	35,713
Receivable for capital shares issued	1,450,775
Receivable for expenses paid indirectly	822
Receivable for investments sold	252,098
Premiums received on swap agreements	5,622
Reclaims receivable	40,425
Receivable for variation margin on futures contracts	19,415
Prepaid expenses	2,587

Total Assets	334,112,590

Liabilities:
Cash received as collateral for derivatives	1,100,000
Written options (Premiums received $911,438)	702,188
Unrealized depreciation on forward currency contracts	192,293
Unrealized depreciation on swap agreements	2,201
Payable upon return of securities loaned	4,008,047
Payable for investments purchased	1,095,992
Payable for variation margin on futures contracts	46,254
Manager fees payable	201,658
Administration fees payable	28,532
Distribution fees payable	62,804
Custodian fees payable	76,314
Administrative and compliance services fees payable	2,914
Other accrued liabilities	49,878

Total Liabilities	7,569,075

Net Assets	$326,543,515

Net Assets Consist of:
Capital	$307,983,862
Accumulated net investment income/(loss)	(160,275)
Accumulated net realized gains/(losses) from investment transactions	143,467
Net unrealized appreciation/(depreciation) on investments	18,576,461

Net Assets	$326,543,515

Shares of beneficial interest (unlimited number of shares authorized, no par value)	30,979,645
Net Asset Value (offering and redemption price per share)	$10.54

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Interest	$2,347,071
Dividends	5,283,525
Income from securities lending	82,128
Foreign withholding tax	(198,968)

Total Investment Income	7,513,756

Expenses:
Manager fees	2,718,650
Administration fees	207,744
Distribution fees	823,618
Custodian fees	284,837
Administrative and compliance services fees	14,189
Trustee fees	27,493
Professional fees	69,097
Shareholder reports	25,082
Other expenses	15,203

Total expenses before reductions	4,185,913

Less expenses contractually waived/reimbursed by the Manager	(32,387)
Less expenses voluntarily waived/reimbursed by the Manager	(85,452)
Less: Expenses paid indirectly	(4,385)

Net expenses	4,063,689

Net Investment Income/(Loss)	3,450,067

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,523,205
Net realized gains/(losses) on futures contracts	(124,397)
Net realized gains/(losses) on options contracts	(1,195,874)
Net realized gains/(losses) on swap agreements	(52,572)
Net realized gains/(losses) on forward currency contracts	96,032
Change in unrealized appreciation/depreciation on investments	18,576,461

Net Realized/Unrealized Gains/(Losses) on Investments	18,822,855

Change in Net Assets Resulting From Operations	$22,272,922

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP BlackRock Global Allocation Fund
January 10, 2012 to December 31, 2012(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,450,067
Net realized gains/(losses) on investment transactions	246,394
Change in unrealized appreciation/depreciation on investments	18,576,461

Change in net assets resulting from operations	22,272,922

Dividends to Shareholders:
From net investment income	(3,550,788)
From net realized gains on investments	(390,037)

Change in net assets resulting from dividends to shareholders	(3,940,825)

Capital Transactions:
Proceeds from shares issued	621,900,897
Proceeds from dividends reinvested	3,940,825
Value of shares redeemed	(317,630,304)

Change in net assets resulting from capital transactions	308,211,418

Change in net assets	326,543,515
Net Assets:
Beginning of period	—
End of period	$326,543,515

Accumulated net investment income/(loss)	(160,275)

Share Transactions:
Shares issued	31,328,229
Shares reinvested	377,112
Shares redeemed	(725,696)

Change in shares	30,979,645

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.56

Total from Investment Activities	0.67

Dividends to Shareholders From:
Net Investment Income	(0.12)
Net Realized Gains	(0.01)

Total Dividends	(0.13)

Net Asset Value, End of Period	$10.54

Total Return(b)	6.71	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$326,544
Net Investment Income/(Loss)(d)	2.01%
Expenses Before Reductions(d)(e)	2.44%
Expenses Net of Reductions(d)	2.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(f)	2.37%
Portfolio Turnover Rate	119	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Consolidated Financial Statements.

See accompanying notes to the consolidated financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

No tes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Allocation Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the exdividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

During the period from January 10, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP BGA Investments Trust (the “Investment Trust Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Fund’s operations have been consolidated with the operations of the Subsidiary through its liquidation on December 10, 2012.

During the period ended December 31, 2012, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. At December 31, 2012, the Fund’s aggregate investment in the VIP Subsidiary was $309,062,995, representing

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AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

94.64% of the Fund’s net assets. The VIP Subsidiary’s investments and operations have been consolidated with the investments and operations of the Fund.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $7 million for the period ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $8,120 during the period ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the period ended December 31, 2012, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $20.8 million as of December 31, 2012. The monthly average amount for these contracts was $27.1 million for the period ended December 31, 2012.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. The Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $19.8 million as of December 31, 2012. The monthly average notional amount for these contracts was $15.0 million for the period ended December 31, 2012.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the period ended December 31, 2012, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on option contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the period ended December 31, 2012:

	Number of Contracts	Cost
Options outstanding at December 31, 2011	—	$—
Options purchased	3,381,288	9,025,194
Options exercised	(13)	(3,313)
Options expired	(249,833)	(1,703,881)
Options closed	(178,559)	(4,220,242)

Options outstanding at December 31, 2012	2,952,883	$3,097,758

The Fund had the following transactions in written call and put options during the period ended December 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	(414,565)	(3,832,647)
Options exercised	2,826	113,859
Options expired	147,708	533,228
Options closed	181,049	2,274,122

Options outstanding at December 31, 2012	(82,982)	(911,438)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market,

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2012, the Fund entered into interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The notional amount of interest rate swaps outstanding was $30.4 million as of December 31, 2012. The monthly average notional amount for interest rate swaps was $19.4 million for the period ended December 31, 2012.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. As of December 31, 2012, the Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The notional amount of credit default swaps outstanding was $2.6 million as of December 31, 2012. The monthly average notional amount for credit default swaps was $0.9 million for the period ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and	Total Fair Value	Consolidated Statement of Assets and	Total Fair Value
Primary Risk Exposure	Liabilities Location		Liabilities Location
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$323,607	Unrealized depreciation on forward currency contracts	$192,293
Equity Contracts	Receivable for variation margin on futures contracts*	50,153	Payable for variation margin on futures contracts*	78,285
Credit Contracts	Unrealized appreciation on swap agreements	2,158	Unrealized depreciation on swap agreements	—
Interest Rate Contracts	Unrealized appreciation on swap agreements	33,555	Unrealized depreciation on swap agreements	2,201
Equity Contracts	Investment securities, at value (purchased options)	2,167,120	Written options	702,188

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$96,032	$131,314
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments /	(124,397)	(28,132)

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AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
	Net realized gains/(losses) on options contracts/change in unrealized appreciation/depreciation on investments	(1,195,874)	(721,388)
Credit Contracts	Net realized gains/(losses) on swap agreements/change in unrealized appreciation/depreciation on investments	(156,428)	2,158
Interest Rate Contracts	Net realized gains/(losses) on swap agreements/change in unrealized appreciation/depreciation on investments	103,856	31,355

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP BlackRock Global Allocation Fund	0.10%*	0.15%
AZL MVP BGA Investments Trust**	1.00%	1.25%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations. During the period ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund and the Fund is a partner. During the period ended December 31, 2012, $2,019 and $4,226 was paid from the Fund and the Fund, respectively, relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Aerospace & Defense	$2,432,446	$1,206,966	$—	$3,639,412
Air Freight & Logistics	391,875	—	—	391,875
Auto Components	549,064	1,769,849	—	2,318,913
Automobiles	1,602,204	3,029,863	—	4,632,067
Beverages	2,424,805	418,558	—	2,843,363
Biotechnology	1,736,664	—	—	1,736,664
Capital Markets	2,844,523	1,513,539	—	4,358,062
Chemicals	4,034,456	5,430,994	—	9,465,450
Commercial Banks	3,126,064	5,719,974	—	8,846,038
Communications Equipment	2,274,713	—	—	2,274,713
Computers & Peripherals	5,378,572	—	—	5,378,572
Construction & Engineering	235,979	814,695	—	1,050,674
Consumer Finance	1,515,989	—	—	1,515,989
Containers & Packaging	134,945	—	—	134,945
Diversified Financial Services	3,542,435	896,848	—	4,439,283
Diversified Telecommunication Services	3,251,148	3,599,743	—	6,850,891
Electric Utilities	1,481,133	763,003	—	2,244,136
Electrical Equipment	641,516	155,094	—	796,610
Electronic Equipment, Instruments & Components	805,189	1,099,743	—	1,904,932
Energy Equipment & Services	2,586,602	137,564	—	2,724,166
Food & Staples Retailing	1,551,422	—	—	1,551,422
Food Products	3,623,264	1,535,759	—	5,159,023
Health Care Equipment & Supplies	763,119	127,168	—	890,287
Health Care Providers & Services	5,686,653	2,071,813	—	7,758,466
Hotels, Restaurants & Leisure	973,303	—	—	973,303
Household Durables	414,898	723,305	—	1,138,203
Household Products	2,211,589	—	—	2,211,589
Independent Power Producers & Energy Traders	662,971	—	—	662,971
Industrial Conglomerates	2,434,635	1,874,883	—	4,309,518
Insurance	4,223,865	2,527,500	—	6,751,365
Internet & Catalog Retail	57,824	133,381	—	191,205
Internet Software & Services	1,393,000	153,769	403,205	1,949,974
IT Services	2,606,586	—	—	2,606,586
Leisure Equipment & Products	433,471	—	—	433,471
Life Sciences Tools & Services	1,470,344	—	—	1,470,344
Machinery	830,125	1,985,110	—	2,815,235
Media	2,694,447	680,179	—	3,374,626
Metals & Mining	3,963,598	2,418,750	—	6,382,348
Multiline Retail	329,659	—	—	329,659
Multi-Utilities	780,947	648,997	—	1,429,944
Oil, Gas & Consumable Fuels	14,382,899	4,002,400	—	18,385,299
Paper & Forest Products	56,533	—	—	56,533
Pharmaceuticals	6,850,238	4,061,099	—	10,911,337
Real Estate Investment Trusts (REITs)	1,164,282	1,033,284	151,459	2,349,025
Real Estate Management & Development	1,851,964	734,999	—	2,586,963
Road & Rail	1,305,888	1,049,470	—	2,355,358
Semiconductors & Semiconductor Equipment	2,037,621	2,942,215	—	4,979,836
Software	5,491,098	481,858	—	5,972,956

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Investment Securities:	Level 1	Level 2	Level 3	Total
Specialty Retail	$505,354	$481,932	$—	$987,286
Textiles, Apparel & Luxury Goods	29,920	431,345	—	461,265
Tobacco	48,678	103,029	—	151,707
Transportation Infrastructure	—	119,767	380,017	499,784
Water Utilities	302,758	—	—	302,758
Wireless Telecommunication Services	1,736,262	1,907,977	—	3,644,239
All Other Common Stocks+	—	4,231,283	—	4,231,283
Preferred Stocks:
Commercial Banks	1,417,285	705,264	—	2,122,549
All Other Preferred Stocks+	—	1,184,120	—	1,184,120
Warrants+	—	17,077	—	17,077
Convertible Preferred Stocks:
Commercial Banks	—	171,500	—	171,500
Electric Utilities	503,242	253,098	—	756,340
Health Care Providers & Services	—	146,109	—	146,109
All Other Convertible Preferred Stocks+	479,872	—	—	479,872
Private Placements+	—	1,814,165	—	1,814,165
Convertible Bonds+	—	8,768,368	—	8,768,368
Floating Rate Loans:
Insurance	—	—	562,435	562,435
All other Floating Rate Loans+	—	481,177	—	481,177
Collateralized Mortgage Obligations	—	383,710	—	383,710
Corporate Bonds:
Transportation Infrastructure	—	—	483,288	483,288
All other Corporate Bonds+	—	4,287,436	—	4,287,436
Foreign Bonds+	—	36,429,853	—	36,429,853
Yankee Dollars+	—	5,937,568	—	5,937,568
U.S. Government Agency Mortgages	—	193,845	—	193,845
U.S. Treasury Obligations	—	56,426,670	—	56,426,670
Purchased Put Options	38,966	212,007	—	250,973
Purchased Call Options	95,540	1,772,042	48,565	1,916,147
Exchange Traded Funds	7,839,151	—	—	7,839,151
Securities Held as Collateral for Securities on Loan	—	4,008,047	—	4,008,047
Unaffiliated Investment Companies	2,213,590	3,796	—	2,217,386

Total Investment Securities	$126,447,183	$186,213,557	$2,028,969	$314,689,709

Other Financial Instruments:*
Futures Contracts	41,920	—	—	41,920
Credit Default Swaps	—	2,158	—	2,158
Interest Rate Swaps	—	31,354	—	31,354
Forward Currency Contracts	—	131,314	—	131,314
Written Call Options	(202,020)	(184,595)	(22,074)	(408,689)
Written Put Options	(17,747)	(249,262)	(26,490)	(293,499)

Total Investments	$126,269,336	$185,944,526	$1,980,405	$314,194,267

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts, options and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

As of December 31, 2012 there were no significant Level 3 valuations for which significant unobservable inputs were used to determine fair value.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$443,664,027	$215,389,100

For the period ended December 31, 2012, purchases and sales on long-term U.S government securities were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$48,496,460	$30,907,462

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2012, the Fund held restricted securities representing 0.21% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2012 are presented in the Fund’s Consolidated Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Inversiones Alsacia SA	2/1/12	$224,991	247,923	$249,815	0.08%
TFS Corp., Ltd.	6/6/12	409,063	425,000	408,530	0.13%

7.	Investment Risks:

Foreign Securities and Currencies Risk:  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk:  Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Derivatives Risk:  The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Commodities-Related Investment Risk:  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Security Quality Risk (also known as “High Yield Risk”):  The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is 297,489,088. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	24,024,269
Unrealized depreciation	(6,823,648)

Net unrealized appreciation	$17,200,621

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$3,940,825	$3,940,825

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP BlackRock Global Allocation Fund	$1,283,528	$17,330,214	$18,613,742

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

9.	Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As December 31, 2012, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

10.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 46.52% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $390,037.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the

Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® MVP Franklin Templeton

Founding Strategy Plus Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 5

Consolidated Statement of Operations Page 5

Consolidated Statement of Changes in Net Assets Page 6

Consolidated Financial Highlights Page 7

Notes to the Consolidated Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Franklin Templeton Founding Strategy Plus Fund.

What factors affected the Fund’s performance from its inception on April 30, 2012 to the period ended December 31, 2012?

From its inception on April 30, 2012 to the period ended December 31, 2012, the AZL® MVP Franklin Templeton Founding Strategy Plus Fund returned 6.87%. That compared to a 3.35% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index1.

The AZL® MVP Franklin Templeton Founding Strategy Plus Fund (“the Fund”) is a fund of funds that invests primarily in the shares of another mutual fund—the AZL® Franklin Templeton Founding Strategy Plus Fund—managed by the Manager. This Fund invests in a combination of sub-portfolios, or strategies, each of which is managed by a Franklin Templeton asset manager. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

•	Templeton Growth Strategy

•	Franklin Mutual Shares Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

Global stock markets were volatile during the year, with periodic downturns caused in part by concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year and U.S. stocks—as well as global developed and emerging market stocks—made solid gains.

The Fund benefited in absolute terms from its component funds’ equity holdings in the financials, consumer discretionary, telecommunications, health care and materials sectors, while positions in the information technology and energy sectors detracted, in aggregate, from its overall performance. Geographically, most major regions contributed positively to performance. Holdings in Asia and Europe performed particularly well. The Templeton Growth Strategy Fund’s off-benchmark positions in Russia and Brazil weighed negatively on its performance.*

In the fixed-income market, low interest rates led many investors to seek the higher yields available among securities at the riskier end of the credit spectrum. That led to relatively strong performance among securities such as corporate bonds, while government issues generally underperformed their higher-risk counterparts.

Bonds in the communications, electric utility and energy sectors were leading contributors to the Fund’s absolute performance, while some fixed-income positions in the transportation and financials sectors lost value.*

The Fund significantly outperformed its composite benchmark. Stock selection in the consumer discretionary sector, especially in shares of leisure equipment and products firms, especially boosted performance relative to the benchmark. Stock selection in the financials sector, notably among commercial banks, also supported strong relative performance, as did holdings in wireless telecommunications services. An overweight in European shares benefited the Fund’s relative performance as well, as did stock selection in the U.S.*

The Fund’s relative performance was hurt by individual stock selection in the energy and consumer staples sector, and by its off-benchmark exposure to Brazil and stock selection in Canada and Russia.*

The Templeton Global Bond Strategy Fund’s currency positioning in Asia was a significant contributor to the Fund’s performance: Several Asian currencies held by the underlying fund strengthened against the U.S. dollar, while the Japanese yen, in which the underlying fund maintained a short position, weakened against the dollar.

With the generally low volatility environment for most of 2012, the MVP risk management process worked as intended and had minimal impact on the Fund’s equity exposure and performance. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(4/30/12)
AZL® MVP Franklin Templeton
Founding Strategy Plus Fund	2.76%	8.94%	6.87%
S&P 500 Index	–0.38%	5.95%	3.69%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	2.76%
Balanced Composite Index	–0.14%	4.30%	3.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Franklin Templeton
Founding Strategy Plus Fund	1.27%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.21%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,089.40	$0.79	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,024.38	$0.76	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Fixed Income	92.9%
Unaffiliated Investment Company	0.7%

Total Investment Securities	93.6%
Net other assets (liabilities)	6.4%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31,2012

Shares		Fair Value

Affiliated Investment Company (92.9%):
3,453,983	AZL Franklin Templeton Founding Strategy Plus Fund	$41,482,337

Total Affiliated Investment Company (Cost $39,781,227)		41,482,337

Shares		Fair Value
Unaffiliated Investment Company (0.7%):
291,733	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00%(a)	$291,733

Total Unaffiliated Investment Company (Cost $291,733)		291,733

Total Investment Securities (Cost $40,072,960)(b) — 93.6%		41,774,070
Net other assets (liabilities) — 6.4%		2,872,493

Net Assets — 100.0%		$44,646,563

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Futures Contracts

Cash of $2,126,782 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	6	$796,688	$(4,111)
S&P 500 Index E-Mini March Futures	Long	3/15/13	17	1,207,085	(4,773)

Total					$(8,884)

See accompanying notes to the consolidated financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$291,733
Investments in affiliates, at cost	39,781,227

Total investment securities, at cost	$40,072,960

Investments in non-affiliates, at value	$291,733
Investments in affiliates, at value	41,482,337

Total investment securities, at value	41,774,070
Segregated cash for collateral	2,126,782
Receivable for capital shares issued	1,047,755

Total Assets	44,948,607

Liabilities:
Payable for affiliated investments purchased	291,733
Manager fees payable	1,785
Administration fees payable	6,152
Custodian fees payable	195
Administrative and compliance services fees payable	179
Other accrued liabilities	2,000

Total Liabilities	302,044

Net Assets	$44,646,563

Net Assets Consist of:
Capital	$43,037,509
Accumulated net realized gains/(losses) from investment transactions	(83,172)
Net unrealized appreciation/(depreciation) on investments	1,692,226

Net Assets	$44,646,563

Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,244,155
Net Asset Value (offering and redemption price per share)	$10.52

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Dividends from affiliates	$554,430

Total Investment Income	554,430

Expenses:
Manager fees	21,801
Administration fees	21,437
Custodian fees	2,513
Administrative and compliance services fees	484
Trustee fees	954
Professional fees	20,903
Shareholder reports	1,817
Other expenses	3,631

Total expenses before reductions	73,540
Less expenses contractually waived/reimbursed by the Manager	(42,447)
Less expenses voluntarily waived/reimbursed by the Manager	(7,680)

Net expenses	23,413

Net Investment Income/(Loss)	531,017

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(107,274)
Net realized gains distributions from affiliated underlying funds	108,617
Net realized gains/(losses) on futures contracts	56,684
Change in unrealized appreciation/depreciation on investments	1,692,226

Net Realized/Unrealized Gains/(Losses) on Investments	1,750,253

Change in Net Assets Resulting From Operations	$2,281,270

(a)	For the Period April 30, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP Franklin Templeton Founding Strategy Plus Fund
April 30, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$531,017
Net realized gains/(losses) on investment transactions	58,027
Change in unrealized appreciation/depreciation on investments	1,692,226

Change in net assets resulting from operations	2,281,270

Dividends to Shareholders:
From net investment income	(531,020)
From net realized gains on investments	(141,196)

Change in net assets resulting from dividends to shareholders	(672,216)

Capital Transactions:
Proceeds from shares issued	48,319,984
Proceeds from dividends reinvested	672,216
Value of shares redeemed	(5,954,691)

Change in net assets resulting from capital transactions	43,037,509

Change in net assets	44,646,563
Net Assets:
Beginning of period	—

End of period	$44,646,563

Share Transactions:
Shares issued	4,756,556
Dividends reinvested	64,450
Shares redeemed	(576,851)

Change in shares	4,244,155

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 30, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.56

Total from Investment Activities	0.69

Dividends to Shareholders From:
Net Investment Income	(0.13)
Net Realized Gains	(0.04)

Total Dividends	(0.17)

Net Asset Value, End of Period	$10.52

Total Return(b)	6.87	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$44,647
Net Investment Income/(Loss)(d)	3.46%
Expenses Before Reductions(d)(e)	0.48%
Expenses Net of Reductions(d)	0.15%
Portfolio Turnover Rate	34	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the consolidated financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Consolidation of Subsidiaries

During the period from April 30, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP FTFSP Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.
Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.0 million as of December 31, 2012. The monthly average notional amount for these contracts was $1.1 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$8,884

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$56,684	$(8,884)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund's business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Annual Expense Limit
AZL MVP Franklin Templeton Founding Strategy Plus Fund	0.10	%*	0.15%
AZL MVP FTFSP Investments Trust**	1.00%		1.25%

*	The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee.

**	The AZL MVP FTFSP Investments Trust liquidated on December 10, 2012.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

Expires 12/31/15
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$9,667

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Consolidated Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $170 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$41,482,337	$—	$41,482,337
Unaffiliated Investment Company	291,733	—	291,733

Total Investment Securities	41,774,070	—	41,774,070

Other Financial Instruments:*
Futures Contracts	(8,884)	—	(8,884)

Total Investments	$41,765,186	$—	$41,765,186

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$47,527,773	$7,679,455

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $40,182,008. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,592,062
Unrealized depreciation	—

Net unrealized appreciation	$1,592,062

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$551,499	$120,717	$672,216

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$11,677	$5,315	$1,592,062	$1,609,054

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Concentration of Investments

As of December 31, 2012, the Fund’s investment in the AZL Franklin Templeton Founding Strategy Plus Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL Franklin Templeton Founding Strategy Plus Fund are attached hereto.

9.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the consolidated financial statements were issued, for purposes of recognition or disclosure in these consolidated financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP Franklin Templeton Founding Strategy Plus Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period April 30, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 20.91% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $120,717.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $20,482.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed

17

to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three

18

year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4)  and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL MVP FusionSM Balanced Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 5

Consolidated Statement of Operations Page 5

Consolidated Statement of Changes in Net Assets Page 6

Consolidated Financial Highlights Page 7

Notes to the Consolidated Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP FusionSM Balanced Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP FusionSM Balanced Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 to the period ended December 31, 2012, the AZL® MVP FusionSM Balanced Fund returned 10.44%. That compared to a 8.64% total return for its benchmark, the Balanced Composite Index, which is comprised of an 50% weighting in the S&P 500 Index1 and a 50% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP FusionSM Balanced Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 30 funds at year-end. The Fund typically holds between 40% and 60% of its assets in equity funds and between 40% and 60% in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the period. The S&P 500 Index gained 12.83%, while international equities as measured by the MSCI EAFE Index3 rallied 16.52% for the period. The start of 2012 ushered in a strong appetite for risk assets, as investors were increasingly optimistic that the U.S. economy was showing signs of a healthy recovery. However, global macroeconomic risks, including uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery, remained in the backdrop throughout the period. These factors weighed on equity markets mid-year. Domestic equity markets made more moderate gains and experienced more volatility in the later part of the period as the focus turned to the U.S. elections and the “fiscal cliff” budget negotiations in Congress. International and emerging markets enjoyed a strong second half of 2012, following announcements of new injections of liquidity by the European Central Bank and other central banks. In this environment, the Fund’s equity exposure boosted its absolute performance.*

The Barclays U.S. Aggregate Bond Index gained 4.28% during the period. Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when 10-year U.S. Treasury yields briefly dipped below 1.40%. High-yield bonds outperformed during the period, with the Barclays U.S. Corporate High-Yield Bond Index4 returning 14.50%, despite unresolved questions surrounding the U.S. economic recovery and ongoing strains in the eurozone. Treasury Inflation-Protected Securities (TIPS)5 gained 6.47%.

The Fund outperformed its composite benchmark for the period. Its better-than-benchmark return resulted from both its diversified asset allocation approach and outperformance from several underlying holdings. Strong performance from the Fund’s allocation to high-yield bonds and TIPS, international equities, emerging market equities, and global real estate boosted the Fund’s relative performance. Additionally, outperformance from specific underlying funds relative to their individual benchmarks contributed positively to the Fund’s relative performance.*

Certain underlying funds lagged their benchmarks and weighed on relative returns as a result. The Fund also experienced underperformance within key large-cap value holdings.

In the generally low volatility environment for most of 2012, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]

The Barclays U.S Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Investors cannot invest directly in an index.

1

AZL® MVP FusionSM Balanced Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(1/10/12)
AZL® MVP FusionSM Balanced Fund	1.41%	6.09%	10.44%
S&P 500 Index	–0.38%	5.95%	12.83%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%
Balanced Composite Index	–0.08%	3.88%	8.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP FusionSM Balanced Fund	1.25%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to charge 0.20% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.36%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Fusion Balanced Fund	$1,000.00	$1,060.90	$1.30	0.25%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Fusion Balanced Fund	$1,000.00	$1,023.88	$1.27	0.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
International Equities	14.7%
Domestic Equities	33.0%
Fixed Income	46.8%
Unaffiliated Investment Company	0.1%

Total Investment Securities	94.6%
Net other assets (liabilities)	5.4%

Net Assets	100.0%

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Affiliated Investment Companies (94.5%):
103,746	AZL Allianz AGIC Opportunity Fund	$1,280,228
215,530	AZL BlackRock Capital Appreciation Fund	3,079,929
141,053	AZL Columbia Mid Cap Value Fund	1,246,912
115,349	AZL Columbia Small Cap Value Fund	1,271,148
169,777	AZL Dreyfus Research Growth Fund	1,848,871
70,025	AZL Federated Clover Small Value Fund	1,270,260
225,847	AZL Gateway Fund	2,445,918
273,165	AZL International Index Fund	3,805,191
264,792	AZL Invesco Growth and Income Fund	3,100,716
235,678	AZL Invesco International Equity Fund	3,740,206
321,489	AZL JPMorgan International Opportunities Fund	5,095,599
461,884	AZL JPMorgan U.S. Equity Fund	4,951,392
152,069	AZL MFS Investors Trust Fund	2,477,200
413,091	AZL MFS Value Fund	3,709,560
72,129	AZL Mid Cap Index Fund	1,245,675
190,606	AZL Morgan Stanley Global Real Estate Fund	1,904,154
91,301	AZL Morgan Stanley Mid Cap Growth Fund	1,253,563
214,673	AZL NFJ International Value Fund	2,520,256
171,499	AZL Oppenheimer Discovery Fund	1,876,197

Shares		Fair Value
Affiliated Investment Companies, continued
1,063,846	AZL Pyramis Core Bond Fund	$10,702,290
243,485	AZL Russell 1000 Growth Index Fund	3,075,210
421,035	AZL Russell 1000 Value Index Fund	4,985,055
158,491	AZL Schroder Emerging Markets Equity Fund, Class 2	1,272,682
179,915	NFJ Dividend Value Portfolio	1,849,526
359,758	PIMCO PVIT Global Advantage Strategy Bond Portfolio	3,687,524
458,587	PIMCO PVIT High Yield Portfolio	3,696,212
569,062	PIMCO PVIT Low Duration Portfolio	6,134,488
425,631	PIMCO PVIT Real Return Portfolio	6,065,245
1,992,351	PIMCO PVIT Total Return Portfolio	23,011,651
470,260	PIMCO PVIT Unconstrained Bond Portfolio	4,918,921

Total Affiliated Investment Companies (Cost $114,050,461)		117,521,779

Unaffiliated Investment Company (0.1%):
121,794	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00%(a)	121,794

Total Unaffiliated Investment Company (Cost $121,794)		121,794

Total Investment Securities (Cost $114,172,255)(b) — 94.6%		117,643,573
Net other assets (liabilities) — 5.4%		6,680,167

Net Assets — 100.0%		$124,323,740

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Futures Contracts

Cash of $6,130,374 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	22	$2,921,188	$(13,976)
S&P 500 Index E-Mini March Futures	Long	3/18/13	43	3,053,215	(9,354)

Total					$(23,330)

See accompanying notes to the consolidated financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$121,794
Investments in affiliates, at cost	114,050,461

Total investment securities, at cost	$114,172,255

Investments in non-affiliates, at value	$121,794
Investments in affiliates, at value	117,521,779

Total investment securities, at value	117,643,573
Segregated cash for collateral	6,130,374
Receivable for capital shares issued	698,543
Receivable for affiliated investments sold	22,308

Total Assets	124,494,798

Liabilities:
Cash overdraft	22,308
Payable for affiliated investments purchased	121,794
Manager fees payable	15,199
Administration fees payable	6,361
Custodian fees payable	767
Administrative and compliance services fees payable	530
Other accrued liabilities	4,099

Total Liabilities	171,058

Net Assets	$124,323,740

Net Assets Consist of:
Capital	$120,785,440
Accumulated net investment income/(loss)	2,869
Accumulated net realized gains/(losses) from investment transactions	87,443
Net unrealized appreciation/(depreciation) on investments	3,447,988

Net Assets	$124,323,740

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,504,085
Net Asset Value (offering and redemption price per share)	$10.81

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Dividends from affiliates	$1,098,908

Total Investment Income	1,098,908

Expenses:
Manager fees	156,284
Administration fees	53,723
Custodian fees	4,540
Administrative and compliance services fees	1,707
Trustee fees	3,684
Professional fees	24,147
Shareholder reports	3,259
Other expenses	5,021

Total expenses before reductions	252,365
Less expenses contractually waived/reimbursed by the Manager	(44,496)
Less expenses voluntarily waived/reimbursed by the Manager	(31,973)

Net expenses	175,896

Net Investment Income/(Loss)	923,012

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	330,476
Net realized gains distributions from affiliated underlying funds	1,230,630
Net realized gains/(losses) on futures contracts	203,875
Change in unrealized appreciation/depreciation on investments	3,447,988

Net Realized/Unrealized Gains/(Losses) on Investments	5,212,969

Change in Net Assets Resulting From Operations	$6,135,981

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP Fusion Balanced Fund
January 10, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$923,012
Net realized gains/(losses) on investment transactions	1,764,981
Change in unrealized appreciation/depreciation on investments	3,447,988

Change in net assets resulting from operations	6,135,981

Dividends to Shareholders:
From net investment income	(1,644,354)
From net realized gains on investments	(953,327)

Change in net assets resulting from dividends to shareholders	(2,597,681)

Capital Transactions:
Proceeds from shares issued	119,882,360
Proceeds from dividends reinvested	2,597,681
Value of shares redeemed	(1,694,601)

Change in net assets resulting from capital transactions	120,785,440

Change in net assets	124,323,740
Net Assets:
Beginning of period	—

End of period	$124,323,740

Accumulated net investment income/(loss)	$2,869

Share Transactions:
Shares issued	11,419,882
Dividends reinvested	242,095
Shares redeemed	(157,892)

Change in shares	11,504,085

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.96

Total from Investment Activities	1.04

Dividends to Shareholders From:
Net Investment Income	(0.15)
Net Realized Gains	(0.08)

Total Dividends	(0.23)

Net Asset Value, End of Period	$10.81

Total Return(b)	10.44	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$124,324
Net Investment Income/(Loss)(d)	1.44%
Expenses Before Reductions(d)(e)	0.39%
Expenses Net of Reductions(d)	0.27%
Portfolio Turnover Rate	36	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the consolidated financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Balanced Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Consolidation of Subsidiaries

During the period from January 10, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP FB Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $6.0 million as of December 31, 2012. The monthly average notional amount for these contracts was $3.3 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$23,330

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$203,875	$(23,330)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund's business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Annual Expense Limit
AZL MVP Fusion Balanced Fund	0.20	%*	0.30%
AZL MVP FB Investments Trust**	1.00%		1.25%

*	The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to charge 0.20% and no longer voluntarily reduce the management fee.
**	The AZL MVP FB Investment Trust liquidated on December 10, 2012.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Consolidated Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $757 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$117,521,779	$—	$117,521,779
Unaffiliated Investment Company	121,794	—	121,794

Total Investment Securities	117,643,573	—	117,643,573

Other Financial Instruments:*
Futures Contracts	(23,330)	—	(23,330)

Total Investments	$117,620,243	$—	$117,620,243

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Balanced Fund	$138,107,681	$24,536,698

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $114,208,501. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,722,169
Unrealized depreciation	(287,097)

Net unrealized appreciation	$3,435,072

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Balanced Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$2,064,165	$533,516	$2,597,681

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Balanced Fund	$22,216	$81,012	$3,435,072	$3,538,300

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

At a Board meeting on December 5, 2012, the Trustees approved a reorganization whereby, subject to shareholder approval, the AZL Fusion Balanced Fund will acquire the assets and liabilities of the AZL MVP Fusion Balanced Fund. If approved by the shareholders, the reorganization is expected to be completed on or about April 26, 2013.

Management has evaluated events and transactions subsequent to period end through the date the consolidated financial statements were issued, for purposes of recognition or disclosure in these consolidated financial statements and there are no additional subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP Fusion Balanced Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 10.61% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $533,516.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $419,811.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per share	Foreign Tax Expense Per Share
$0.04	$0.00

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the

17

performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees.

18

For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL MVP FusionSM Moderate Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 5

Consolidated Statement of Operations Page 5

Consolidated Statement of Changes in Net Assets Page 6

Consolidated Financial Highlights Page 7

Notes to the Consolidated Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP FusionSM Moderate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP FusionSM Moderate Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 to the period ended December 31, 2012, the AZL® MVP FusionSM Moderate Fund returned 11.25%. That compared to a 9.91% total return for its benchmark, the Moderate Composite Index, which is comprised of an 65% weighting in the S&P 500 Index1 and a 35% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP FusionSM Moderate Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Fund typically holds between 55% and 75% of its assets in equity funds and between 25% and 45% in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the portfolio’s risk level based on quantitative indicators of market risk, such as fund and market volatility.*

Stocks performed well during the period. The S&P 500 Index gained 12.83% for the period, while international equities as measured by the MSCI EAFE Index3 rallied 16.52%. The start of 2012 ushered in a strong appetite for risk assets with growing optimism among investors that the U.S. economy was showing signs of a healthy recovery. Nevertheless, global macroeconomic risks, including uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery, remained in the backdrop throughout the year. These factors weighed on equity markets mid-year. Domestic equity markets saw more moderate gains and experienced more volatility in the later part of the year as the focus turned to the U.S. elections and the “fiscal cliff” budget negotiations in Congress. International and emerging markets enjoyed a strong second half of 2012, following announcements of new injections of liquidity by the European Central Bank and other central banks. In this environment, the Fund’s equity exposure boosted its absolute performance.*

The Barclays U.S. Aggregate Bond Index gained 4.28% during the period. Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when 10-year U.S. Treasury yields briefly dipped below 1.40%. High-yield bonds outperformed during the period, with the Barclays U.S. Corporate High-Yield Bond Index4 returning 14.50%, despite unresolved questions surrounding the U.S. economic recovery and ongoing strains in the Eurozone. Treasury Inflation-Protected Securities (TIPS)5 gained 6.47%.

The Fund outperformed its composite benchmark for the year. Its better-than-benchmark return resulted from both its diversified asset allocation approach and outperformance from several underlying holdings. Strong performance from the Fund’s allocations to high-yield bonds, TIPS, international equities, emerging market equities and global real estate boosted the Fund’s relative performance. Additionally, outperformance from specific underlying funds relative to their individual benchmarks contributed positively to the Fund’s relative performance.*

Certain underlying funds lagged their benchmarks and weighed on relative returns as a result. The Fund also experienced underperformance within key large-cap value holdings. With the generally low volatility environment for most of 2012, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]

The Barclays U.S Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Investors cannot invest directly in an index.

1

AZL® MVP FusionSM Moderate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(1/10/12)
AZL® MVP FusionSM Moderate Fund	1.78%	7.07%	11.25%
S&P 500 Index	–0.38%	5.95%	12.83%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%
Moderate Composite Index	–0.17%	4.50%	9.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP FusionSM Moderate Fund	1.31%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to charge 0.20% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.36%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 65% of the Standard & Poor’s 500 Index (“S&P 500”) and 35% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Fusion Moderate Fund	$1,000.00	$1,070.70	$1.20	0.23%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Fusion Moderate Fund	$1,000.00	$1,023.98	$1.17	0.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
International Equities	22.8%
Domestic Equities	39.2%
Fixed Income	32.7%
Unaffiliated Investment Company	0.2%

Total Investment Securities	94.9%
Net other assets (liabilities)	5.1%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Affiliated Investment Companies (94.7%):
193,718	AZL Allianz AGIC Opportunity Fund	$2,390,480
648,859	AZL BlackRock Capital Appreciation Fund	9,272,192
397,491	AZL Columbia Mid Cap Value Fund	3,513,823
323,630	AZL Columbia Small Cap Value Fund	3,566,403
426,529	AZL Dreyfus Research Growth Fund	4,644,904
130,722	AZL Federated Clover Small Value Fund	2,371,305
531,372	AZL Gateway Fund	5,754,756
850,160	AZL International Index Fund	11,842,724
593,264	AZL Invesco Growth and Income Fund	6,947,118
775,478	AZL Invesco International Equity Fund	12,306,835
901,012	AZL JPMorgan International Opportunities Fund	14,281,048
1,085,377	AZL JPMorgan U.S. Equity Fund	11,635,245
286,252	AZL MFS Investors Trust Fund	4,663,050
903,722	AZL MFS Value Fund	8,115,422
135,837	AZL Mid Cap Index Fund	2,345,912
476,657	AZL Morgan Stanley Global Real Estate Fund	4,761,800
256,223	AZL Morgan Stanley Mid Cap Growth Fund	3,517,936
655,246	AZL NFJ International Value Fund	7,692,591
323,107	AZL Oppenheimer Discovery Fund	3,534,794

Shares		Fair Value

Affiliated Investment Companies, continued
1,627,060	AZL Pyramis Core Bond Fund	$16,368,225
503,934	AZL Russell 1000 Growth Index Fund	6,364,683
688,364	AZL Russell 1000 Value Index Fund	8,150,230
297,115	AZL Schroder Emerging Markets Equity Fund, Class 2	2,385,837
452,001	NFJ Dividend Value Portfolio	4,646,574
676,535	PIMCO PVIT Global Advantage Strategy Bond Portfolio	6,934,488
574,923	PIMCO PVIT High Yield Portfolio	4,633,881
639,844	PIMCO PVIT Real Return Portfolio	9,117,779
2,818,104	PIMCO PVIT Total Return Portfolio	32,549,101
662,913	PIMCO PVIT Unconstrained Bond Portfolio	6,934,070

Total Affiliated Investment Companies (Cost $213,803,858)		221,243,206

Unaffiliated Investment Company (0.2%):
402,082	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00%(a)	402,082

Total Unaffiliated Investment Company (Cost $402,082)		402,082

Total Investment Securities (Cost $214,205,940)(b) — 94.9%		221,645,288
Net other assets (liabilities) — 5.1%		11,968,743

Net Assets — 100.0%		$233,614,031

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Futures Contracts

Cash of $11,420,718 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	29	$3,850,656	$(21,100)
S&P 500 Index E-Mini March Futures	Long	3/15/13	104	7,384,520	(25,357)

Total					$(46,457)

See accompanying notes to the consolidated financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$402,082
Investments in affiliates, at cost	213,803,858

Total investment securities, at cost	$214,205,940

Investments in non-affiliates, at value	$402,082
Investments in affiliates, at value	221,243,206

Total investment securities, at value	$221,645,288
Segregated cash for collateral	11,420,718
Receivable for capital shares issued	993,361

Total Assets	234,059,367

Liabilities:
Payable for affiliated investments purchased	402,082
Manager fees payable	28,536
Administration fees payable	6,181
Custodian fees payable	737
Administrative and compliance services fees payable	960
Other accrued liabilities	6,840

Total Liabilities	445,336

Net Assets	$233,614,031

Net Assets Consist of:
Capital	$226,051,950
Accumulated net investment income/(loss)	3,447
Accumulated net realized gains/(losses) from investment transactions	165,743
Net unrealized appreciation/(depreciation) on investments	7,392,891

Net Assets	$233,614,031

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,467,539
Net Asset Value (offering and redemption price per share)	$10.88

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Dividends from affiliates	$2,066,007

Total Investment Income	2,066,007

Expenses:
Manager fees	299,584
Administration fees	53,488
Custodian fees	4,486
Administrative and compliance services fees	3,117
Trustee fees	6,929
Professional fees	28,297
Shareholder reports	5,126
Other expenses	5,586

Total expenses before reductions	406,613
Less expenses contractually waived/reimbursed by the Manager	(37,980)
Less expenses voluntarily waived/reimbursed by the Manager	(61,265)

Net expenses	307,368

Net Investment Income/(Loss)	1,758,639

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	539,080
Net realized gains distributions from affiliated underlying funds	2,461,547
Net realized gains/(losses) on futures contracts	473,285
Change in unrealized appreciation/depreciation on investments	7,392,891

Net Realized/Unrealized Gains/(Losses) on Investments	10,866,803

Change in Net Assets Resulting From Operations	$12,625,442

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP Fusion Moderate Fund
January 10, 2012 to December 31, 2012(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,758,639
Net realized gains/(losses) on investment transactions	3,473,912
Change in unrealized appreciation/depreciation on investments	7,392,891

Change in net assets resulting from operations	12,625,442

Dividends to Shareholders:
From net investment income	(2,853,679)
From net realized gains on investments	(2,209,682)

Change in net assets resulting from dividends to shareholders	(5,063,361)

Capital Transactions:
Proceeds from shares issued	226,526,130
Proceeds from dividends reinvested	5,063,361
Value of shares redeemed	(5,537,541)

Change in net assets resulting from capital transactions	226,051,950

Change in net assets	233,614,031
Net Assets:
Beginning of period	—

End of period	$233,614,031

Accumulated net investment income/(loss)	$3,447

Share Transactions:
Shares issued	21,520,146
Dividends reinvested	469,264
Shares redeemed	(521,871)

Change in shares	21,467,539

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	1.03

Total from Investment Activities	1.12

Dividends to Shareholders From:
Net Investment Income	(0.14)
Net Realized Gains	(0.10)

Total Dividends	(0.24)

Net Asset Value, End of Period	$10.88

Total Return(b)	11.25	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$233,614
Net Investment Income/(Loss)(d)	1.43%
Expenses Before Reductions(d)(e)	0.33%
Expenses Net of Reductions(d)	0.25%
Portfolio Turnover Rate	28	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the consolidated financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Moderate Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Consolidation of Subsidiaries

During the period from January 10, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP FM Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $11.2 million as of December 31, 2012. The monthly average notional amount for these contracts was $6.4 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$46,457

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$473,285	$(46,457)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Annual Expense Limit
AZL MVP Fusion Moderate Fund	0.20	%*	0.30%
AZL MVP FM Investments Trust**	1.00%		1.25%

*	The Manager voluntarily reduced the management fee to 0.15%. Beginning January 1, 2013, the Manager expects to charge 0.20% and no longer voluntarily reduce the management fee.

**	The AZL MVP FM Investments Trust liquidated on December 10, 2012.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $1,450 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$221,243,206	$—	$221,243,206
Unaffiliated Investment Company	402,082	—	402,082

Total Investment Securities	221,645,288	—	221,645,288

Other Financial Instruments:*
Futures Contracts	(46,457)	—	(46,457)

Total Investments	$221,598,831	$—	$221,598,831

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Moderate Fund	$249,340,984	$36,427,578

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $214,282,136. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,105,916
Unrealized depreciation	(742,764)

Net unrealized appreciation	$7,363,152

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Fusion Moderate Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$3,598,435	$1,464,926	$5,063,361

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Moderate Fund	$48,692	$150,237	$7,363,152	$7,562,081

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

At a Board meeting on December 5, 2012, the Trustees approved a reorganization whereby, subject to shareholder approval, the AZL Fusion Moderate Fund will acquire the assets and liabilities of the AZL MVP Fusion Moderate Fund. If approved by the shareholders, the reorganization is expected to be completed on or about April 26, 2013.

Management has evaluated events and transactions subsequent to period end through the date the consolidated financial statements were issued, for purposes of recognition or disclosure in these consolidated financial statements and there are no additional subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP Fusion Moderate Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 12.67% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $1,464,926.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $744,755.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.06	$0.00

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed

17

to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three

18

year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4)  and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ARRPT1212 08/12

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 5

Consolidated Statement of Operations Page 5

Consolidated Statement of Changes in Net Assets Page 6

Consolidated Financial Highlights Page 7

Notes to the Consolidated Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 to the period ended December 31, 2012, the AZL® MVP Growth Index Strategy Fund returned 10.98%. That compared to a 10.76% total return for its benchmark, the Growth Composite Index, which is comprised of an 75% weighting in the S&P 500 Index1 and a 25% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed relatively well during the period. The start of 2012 ushered in a strong appetite for risk assets, as investors were increasingly optimistic that the U.S. economy was showing signs of a healthy recovery. However, global risks remained in the backdrop throughout the year as uncertainty regarding the debt crisis in the European Union and the strength of the U.S. economic recovery created concerns about global economic growth. These factors put a damper on equity markets during the middle of the period. Domestic equity markets were more muted in the later part of the period as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity injections by the European Central Bank and other central banks. Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yield briefly dipped below 1.40%.

The Fund’s allocations to international and mid-cap stocks were the primary reasons for the Fund’s outperformance relative to its benchmark. International stocks, as represented by the MSCI EAFE, outperformed domestic stocks, returning 17.93%. The S&P 500, which represents large-cap stocks, returned 12.83%. Small- and mid-cap stocks, as measured by the S&P 600 and the S&P 400, returned 14.50% and 15.59%, respectively.*

The Fund’s fixed income allocation performed relatively in line with the Barclays U.S. Aggregate Bond Index, which returned 4.28% during the period.*

With the generally low volatility environment for most of 2012, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

[3]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

[4]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[5]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(1/10/12)
AZL® MVP Growth Index Strategy Fund	1.63%	6.81%	10.98%
S&P 500 Index	–0.38%	5.95%	12.83%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%
Growth Composite Index	–0.23%	4.92%	10.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Growth Index Strategy Fund	0.92%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.26%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Growth Composite Index”), which is comprised of 75% of the Standard & Poor’s 500 Index (“S&P 500”) and 25% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,068.10	$0.62	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.53	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	52.0%
International Equities	19.2%
Fixed Income	23.4%
Unaffiliated Investment Company	0.5%

Total Investment Securities	95.1%
Net other assets (liabilities)	4.9%

Net Assets	100.0%

3

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Affiliated Investment Companies (94.6%):
5,459,832	AZL Enhanced Bond Index Fund	$60,986,326
3,605,626	AZL International Index Fund	50,226,376
1,668,136	AZL Mid Cap Index Fund	28,808,715
9,351,606	AZL S&P 500 Index Fund, Class 2	92,580,902
1,281,253	AZL Small Cap Stock Index Fund	14,593,473

Total Affiliated Investment Companies (Cost $237,550,829)		247,195,792

Shares		Fair Value
Unaffiliated Investment Company (0.5%):
1,234,666	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00%(a)	$1,234,666

Total Unaffiliated Investment Company (Cost $1,234,666)		1,234,666

Total Investment Securities (Cost $238,785,495)(b) — 95.1%		248,430,458
Net other assets (liabilities) — 4.9%		12,712,557

Net Assets — 100.0%		$261,143,015

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Futures Contracts

Cash of $12,719,535 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	23	$3,053,969	$(18,017)
S&P 500 Index E-Mini March Futures	Long	3/15/13	132	9,372,660	(31,858)

Total					$(49,875)

See accompanying notes to the consolidated financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$1,234,666
Investments in affiliates, at cost	237,550,829

Total investment securities, at cost	$238,785,495

Investments in non-affiliates, at value	$1,234,666
Investments in affiliates, at value	247,195,792

Total investment securities, at value	248,430,458
Segregated cash for collateral	12,719,535
Receivable for capital shares issued	1,258,845

Total Assets	262,408,838

Liabilities:
Payable for affiliated investments purchased	1,234,665
Payable for capital shares redeemed	4,081
Payable for variation margin on futures contracts	1,805
Manager fees payable	10,509
Administration fees payable	6,016
Custodian fees payable	495
Administrative and compliance services fees payable	1,023
Other accrued liabilities	7,229

Total Liabilities	1,265,823

Net Assets	$261,143,015

Net Assets Consist of:
Capital	$251,476,891
Accumulated net realized gains/(losses) from investment transactions	71,036
Net unrealized appreciation/(depreciation) on investments	9,595,088

Net Assets	$261,143,015

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,846,975
Net Asset Value (offering and redemption price per share)	$10.95

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Dividends from affiliates	$2,185,686

Total Investment Income	2,185,686

Expenses:
Manager fees	194,011
Administration fees	53,309
Custodian fees	3,783
Administrative and compliance services fees	3,378
Trustee fees	7,531
Professional fees	29,077
Shareholder reports	5,731
Other expenses	5,718

Total expenses before reductions	302,538
Less expenses contractually waived/reimbursed by the Manager	(36,763)
Less expenses voluntarily waived/reimbursed by the Manager	(67,339)

Net expenses	198,436

Net Investment Income/(Loss)	1,987,250

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(111,029)
Net realized gains distributions from affiliated underlying funds	1,221,264
Net realized gains/(losses) on futures contracts	378,790
Change in unrealized appreciation/depreciation on investments	9,595,088

Net Realized/Unrealized Gains/(Losses) on Investments	11,084,113

Change in Net Assets Resulting From Operations	$13,071,363

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP Growth Index Strategy Fund
January 10, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,987,250
Net realized gains/(losses) on investment transactions	1,489,025
Change in unrealized appreciation/depreciation on investments	9,595,088

Change in net assets resulting from operations	13,071,363

Dividends to Shareholders:
From net investment income	(2,846,691)
From net realized gains on investments	(558,548)

Change in net assets resulting from dividends to shareholders	(3,405,239)

Capital Transactions:
Proceeds from shares issued	256,737,757
Proceeds from dividends reinvested	3,405,239
Value of shares redeemed	(8,666,105)

Change in net assets resulting from capital transactions	251,476,891

Change in net assets	261,143,015
Net Assets:
Beginning of period	—

End of period	$261,143,015

Share Transactions:
Shares issued	24,349,391
Dividends reinvested	314,427
Shares redeemed	(816,843)

Change in shares	23,846,975

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	1.01

Total from Investment Activities	1.10

Dividends to Shareholders From:
Net Investment Income	(0.12)
Net Realized Gains	(0.03)

Total Dividends	(0.15)

Net Asset Value, End of Period	$10.95

Total Return(b)	10.98	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$261,143
Net Investment Income/(Loss)(d)	1.47%
Expenses Before Reductions(d)(e)	0.22%
Expenses Net of Reductions(d)	0.15%
Portfolio Turnover Rate	11	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the consolidated financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Consolidation of Subsidiaries

During the period from January 10, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $12.4 million as of December 31, 2012. The monthly average notional amount for these contracts was $6.2 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$49,875

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$378,790	$(49,875)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund's business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Annual Expense Limit
AZL MVP Growth Index Strategy Fund	0.10	%*	0.20%
AZL MVP GIS Investments Trust**	1.00%		1.25%

*	The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee.

**	The AZL MVP GIS Investments Trust liquidated on December 10, 2012.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Consolidated Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $1,591 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$247,195,792	$—	$247,195,792
Unaffiliated Investment Company	1,234,666	—	1,234,666

Total Investment Securities	248,430,458	—	248,430,458

Other Financial Instruments:*
Futures Contracts	(49,875)	—	(49,875)

Total Investments	$248,380,583	$—	$248,380,583

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Growth Index Strategy Fund	$253,180,543	$15,754,931

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $238,897,076. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,651,253
Unrealized depreciation	(117,871)

Net unrealized appreciation	$9,533,382

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Growth Index Strategy Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$2,925,784	$479,455	$3,405,239

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Growth Index Strategy Fund	$53,267	$79,475	$9,533,382	$9,666,124

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the consolidated financial statements were issued, for purposes of recognition or disclosure in these consolidated financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP Growth Index Strategy Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 31.80% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $479,455.

During the year ended December 31, 2011, the Fund declared net short-term capital gain distributions of $79,109.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.06	$0.00

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the

17

performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees.

18

For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

OFFICERS

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® MVP Invesco Equity and Income Fund Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 5

Consolidated Statement of Operations Page 5

Consolidated Statement of Changes in Net Assets Page 6

Consolidated Financial Highlights Page 7

Notes to the Consolidated Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory Agreement Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Invesco Equity and Income Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 to the period ended December 31, 2012, the AZL® MVP Invesco Equity and Income Fund returned 8.89%. That compared to a 9.49% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Invesco Equity and Income Fund (“the Fund”) is a fund of funds that invests primarily in the shares of another mutual fund managed by the Manager, the AZL® Invesco Equity and Income Fund. This underlying fund primarily invests in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed relatively well during the period. The start of 2012 ushered in a strong appetite for risk assets, as investors were increasingly optimistic that the U.S. economy was showing signs of a healthy recovery. Although, uncertainty regarding the debt crisis in the European Union and questions about the strength of the U.S. economic recovery created concerns about global economic growth. These factors put a damper on equity markets during the middle of the period. Domestic equity markets saw more moderate gains and experienced more volatility in the later part of the period as the focus turned to the U.S. elections and the “fiscal cliff” negotiations in Congress. International and emerging markets enjoyed a strong second half in 2012 following announcements of new rounds of liquidity by the European Central Bank and other central banks. Bond yields remained at historic lows for much of the year, bottoming out in the middle of the year when the 10-year U.S. Treasury yield briefly dipped below 1.40%.

The Fund held a relatively high cash position during the period due to difficulties finding stocks that fit with the Fund’s value-investing strategy. That cash position was a large detractor of performance as stocks performed very strongly for the period. Stock selection within the health care sector, notably within pharmaceuticals, also detracted from relative performance. The Fund was also hurt by weak stock selection in the consumer staples, energy, telecommunication services and information technology sectors.*

The Fund’s relative performance benefited from strong stock selection in several sectors, including industrials (particularly among capital goods and commercial and professional services companies), consumer discretionary (including media companies), and materials. The portfolio’s underweight position in utilities and overweight position in financial services also enhanced relative performance versus the benchmark.*

The traditional fixed-income portion of the Fund’s portfolio—which included investment-grade corporate bonds, U.S. Treasuries and agency securities—performed well during the period. However, stocks performed much better than bonds, and the Fund’s fixed-income holdings dragged on overall returns. The Fund’s convertible bond holdings had a positive effect on returns.*

With the generally low volatility environment for most of 2012, the MVP risk-management process worked as intended and had minimal impact on the Fund’s equity exposure and performance. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

			Since
	3	6	Inception
	Month	Month	(1/10/12)
AZL® MVP Invesco Equity and Income Fund	0.54%	5.31%	8.89%
S&P 500 Index	–0.38%	5.95%	12.83%
Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%
Balanced Composite Index	–0.14%	4.30%	9.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Invesco Equity and Income Fund	1.20%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.21%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund

Consolidated Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,053.10	$0.77	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,024.38	$0.76	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Fixed Income	94.7%
Unaffiliated Investment Company	0.3%

Total Investment Securities	95.0%
Net other assets (liabilities)	5.0%

Net Assets	100.0%

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Affiliated Investment Company (94.7%):
5,914,722	AZL Invesco Equity And Income Fund	$75,294,417

Total Affiliated Investment Company (Cost $72,704,425)		75,294,417

Unaffiliated Investment Company (0.3%):
228,425	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.00% (a)	228,425

Shares	Fair Value

Unaffiliated Investment Company, continued
Total Unaffiliated Investment Company (Cost $228,425)	$228,425

Total Investment Securities (Cost $72,932,850)(b) — 95.0%	75,522,842
Net other assets (liabilities) — 5.0%	4,003,169

Net Assets — 100.0%	$79,526,011

Percentages indicated are based on net assets as of December 31, 2012.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Futures Contracts

Cash of $3,889,561 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-year Note March Futures	Long	3/20/13	11	$1,460,594	$(9,001)
S&P 500 Index E-Mini March Futures	Long	3/15/13	32	2,272,160	(8,324)

Total					$(17,325)

See accompanying notes to the consolidated financial statements.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$228,425
Investments in affiliates, at cost	72,704,425

Total investment securities, at cost	$72,932,850

Investments in non-affiliates, at value	$228,425
Investments in affiliates, at value	75,294,417

Total investment securities, at value	75,522,842
Segregated cash for collateral	3,889,561
Receivable for capital shares issued	354,924

Total Assets	79,767,327

Liabilities:
Payable for affiliated investments purchased	228,425
Manager fees payable	3,219
Administration fees payable	6,080
Custodian fees payable	508
Administrative and compliance services fees payable	324
Other accrued liabilities	2,760

Total Liabilities	241,316

Net Assets	$79,526,011

Net Assets Consist of:
Capital	$76,906,223
Accumulated net investment income/(loss)	5
Accumulated net realized gains/(losses) from investment transactions	47,116
Net unrealized appreciation/(depreciation) on investments	2,572,667

Net Assets	$79,526,011

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,386,899
Net Asset Value (offering and redemption price per share)	$10.77

Consolidated Statement of Operations

For the Period Ended December 31, 2012 (a)

Investment Income:
Dividends from affiliates	$824,968

Total Investment Income	824,968

Expenses:
Manager fees	60,049
Administration fees	53,569
Custodian fees	3,853
Administrative and compliance services fees	1,116
Trustee fees	2,371
Professional fees	22,410
Shareholder reports	2,945
Other expenses	4,604

Total expenses before reductions	150,917
Less expenses contractually waived/reimbursed by the Manager	(65,437)
Less expenses voluntarily waived/reimbursed by the Manager	(20,841)

Net expenses	64,639

Net Investment Income/(Loss)	760,329

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(3,550)
Net realized gains/(losses) on futures contracts	140,664
Change in unrealized appreciation/depreciation on investments	2,572,667

Net Realized/Unrealized Gains/(Losses) on Investments	2,709,781

Change in Net Assets Resulting From Operations	$3,470,110

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Consolidated Statement of Changes in Net Assets

AZL MVP Invesco Equity and Income Fund
January 10, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$760,329
Net realized gains/(losses) on investment transactions	137,114
Change in unrealized appreciation/depreciation on investments	2,572,667

Change in net assets resulting from operations	3,470,110

Dividends to Shareholders:
From net investment income	(760,324)
From net realized gains on investments	(89,998)

Change in net assets resulting from dividends to shareholders	(850,322)

Capital Transactions:
Proceeds from shares issued	76,704,917
Proceeds from dividends reinvested	850,322
Value of shares redeemed	(649,016)

Change in net assets resulting from capital transactions	76,906,223

Change in net assets	79,526,011
Net Assets:
Beginning of period	—

End of period	$79,526,011

Accumulated net investment income/(loss)	$5

Share Transactions:
Shares issued	7,367,776
Dividends reinvested	79,842
Shares redeemed	(60,719)

Change in shares	7,386,899

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund*

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.79

Total from Investment Activities	0.89

Dividends to Shareholders From:
Net Investment Income	(0.10)
Net Realized Gains	(0.02)

Total Dividends	(0.12)

Net Asset Value, End of Period	$10.77

Total Return(b)	8.89	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$79,526
Net Investment Income/(Loss)(d)	1.82%
Expenses Before Reductions(d)(e)	0.36%
Expenses Net of Reductions(d)	0.15%
Portfolio Turnover Rate	9	%(c)

*	The ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the consolidated financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Invesco Equity and Income Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following the trade date. However, for financial reporting purposes, securities transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Consolidation of Subsidiaries

During the period from January 10, 2012 to December 10, 2012 the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP IEI Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the period ended December 31, 2012, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $3.7 million as of December 31, 2012. The monthly average notional amount for these contracts was $2.1 million for the period ended December 31, 2012. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*	Consolidated Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$17,325

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

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ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL MVP Invesco Equity and Income Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$140,664	$(17,325)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund's business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2014. Expenses incurred for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.”

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Annual Expense Limit
AZL MVP Invesco Equity and Income Fund	0.10	%*	0.15%
AZL MVP IEI Investments Trust**	1.00%		1.25%

*	The Manager voluntarily reduced the management fee to 0.05%. Beginning January 1, 2013, the Manager expects to charge 0.10% and no longer voluntarily reduce the management fee.

**	The AZL MVP IEI Investments Trust liquidated on December 10, 2012.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

Expires 12/31/15
AZL MVP Invesco Equity and Income Fund	$18,420

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2012, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Consolidated Schedule

10

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AZL MVP Invesco Equity and Income Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly-owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $492 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting, a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AZL MVP Invesco Equity and Income Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Affiliated Investment Companies	$75,294,417	$—	$75,294,417
Unaffiliated Investment Company	228,425	—	228,425

Total Investment Securities	75,522,842	—	75,522,842

Other Financial Instruments:*
Futures Contracts	(17,325)	—	(17,325)

Total Investments	$75,505,517	$—	$75,505,517

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Invesco Equity and Income Fund	$76,709,350	$4,101,686

6.	Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $72,936,754. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,586,088
Unrealized depreciation	—

Net unrealized appreciation	$2,586,088

12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AZL MVP Invesco Equity and Income Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$796,536	$53,786	$850,322

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Invesco Equity and Income Fund	$13,483	$20,217	$2,586,088	$2,619,788

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Concentration of Investments

As of December 31, 2012, the Fund’s investment in the AZL Invesco Equity and Income Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL Invesco Equity and Income Fund are attached hereto.

9.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the consolidated financial statements were issued, for purposes of recognition or disclosure in these consolidated financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP Invesco Equity and Income Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2013

14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 65.30% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $53,786.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $36,212.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2014.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL Fusion Conservative, Balanced, Moderate and Growth Funds, and the AZL MVP Fusion Balanced and AZL MVP Fusion Moderate Funds) pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, overlay or global tactical asset allocation strategies, the

17

performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreement was approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved removing the temporary management fee reductions with respect to the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds effective on or about April 29, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2)  The investment performance of the Fund and the Manager.  In connection with the fall 2012 contract review process, Trustees received extensive information on the performance results of the Funds. Of the 13 Funds, seven did not have at least 12 months of performance history. Historical performance information of at least two years was available for each of the AZL Fusion Conservative, Balanced, Moderate and Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, overlay or global tactical asset allocation and volatility reduction strategies, the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, the AZL Fusion Balanced Fund ranked in the 63rd percentile of the “mixed-asset target allocation

18

moderate” peer group, and the AZL Moderate and Growth Funds ranked in the 77th and 68th percentile of the “mixed-asset target allocation growth“ peer group, and for the year ended June 30, 2012 the Conservative, Balanced, Moderate and Growth Funds ranked in the 59th, 59th, 61st and 78th percentiles, respectively. For 12 months through June 30, 2012, AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 23rd and 37th percentiles of their peer groups.

At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds.  The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the Fusion Funds the advisory fee paid (following the elimination of the temporary management fee reduction for the AZL Fusion Balanced, AZL Fusion Growth, AZL Fusion Moderate, and AZL Fusion Conservative Funds) put these Funds in the 64th percentile or lower of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 39th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $5.76 billion and that the largest Fund had assets of approximately $1.96 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

20

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2012	2011
(a) Audit Fees	$123,500	$56,400

	2012	2011
(b) Audit-Related Fees	$5,500	$4,750

	2012	2011
(c) Tax Fees	$32,045	$16,155

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	2012	2011
All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable

4(g)

2012	2011
$37,545	$20,905

4(h)

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date	February 25, 2013

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards, Treasurer

Date	February 25, 2013